Exhibit 3.59

ARTICLES OF INCORPORATION

OF

LUM’S BAR, INC.

We, the undersigned, hereby associate ourselves together for the purpose of becoming a corporation under the laws of the State of Florida, by and under the provisions of the Statutes of the State of Florida, providing for the formation, liability, rights, privileges and immunities of a corporation for profit.

ARTICLE I

Name of Corporation

The name of the corporation shall be LUM’S BAR, INC.

ARTICLE II

General Nature of Business

The general nature of the business and the subjects and purposes proposed to be transacted and carried on are to do any and all of the things herein mentioned, as fully and to the same extent as natural persons might or could do, viz:

A) To conduct and operate a restaurant business and to sell wines and beer to the general public and for this purpose to secure all necessary beverages and licenses.

B) To acquire, purchase, own, hold, operate, develop, lease, mortgage, pledge, exchange, sell, transfer, invest, trade or otherwise deal in real or personal property, stocks, bonds, securities, choses in action, or any interest therein.

C) And for the purpose of attaining or carrying out any of the objects of this corporation, to do any and all acts and things necessary or convenient in connection therewith, which may now or hereafter be authorized by the laws of said State.

D) To do all things that a corporation for profit is allowed to do under the Florida Statutes.

ILLEGIBLE

ARTICLE III

Capital Stock

The maximum amount of capital stock of this corporation shall be divided into fifty (50) shares on no par value, and shall be paid for in lawful money of the United States of America, or in property, labor or services, and the just value thereof shall be fixed by the incorporators, or by the Board of Directors in the manner provided for by the Statutes, and the stock at a just valuation thereof shall be issued by the Directors of the corporation, at a meeting called for such purposes, which said stock so issued shall be fully paid and non-assessable.

ARTICLE IV

Amount of Capital with which to Begin Business

The amount of capital with which this corporation will commence business shall be no less than Five Hundred Dollars ($500.00), the amount of which is fully paid.

ARTICLE V

Term

The term for which this corporation shall exist shall be perpetual.

ARTICLE VI

Principal Place of Business

The principal place of business of the said corporation shall be 6986 Abbott Avenue, Miami Beach, Florida, with the privilege of having other offices, either within or without the State of Florida.

ARTICLE VII

Number of Directors

The number of Directors of this corporation shall be not less than three (3) and not more than nine (9).

ARTICLE VIII

Officers and Directors

The names and post office addresses of the first Board of Directors of this corporation who shall hold office for the first year or until successors are chosen, shall be:

MERLE LITMAN, 6986 Abbott Avenue, Miami Beach, Florida.

MYRON SPONDER, 6986 Abbott Avenue, Miami Beach, Florida.

JACK H. POLAN, 6986 Abbott Avenue, Miami Beach, Florida.

ARTICLE IX

Subscribers

The names and post office address of each subscriber and the number of shares of stock which each agrees to take are:

MERLE LITMAN, 6986 Abbott Avenue, Miami Beach, Florida	16-2/3 shares ($166.67)
MYRON SPONDER, 6986 Abbott Avenue, Miami Beach, Florida	16-2/3 shares ($166.67)
JACK H. POLAN, 6986 Abbott Avenue, Miami Beach, Florida	16-2/3 shares ($166.66)

IN WITNESS of the foregoing, we have hereunto set our hands and seals and acknowledge to be filed in the Office of the Secretary of the State of Florida the foregoing Articles of Incorporation, this 26th day of May, A. D. 1958.

/s/ Merle Litman
MERLE LITMAN

/s/ Myron Sponder
MYRON SPONDER

/s/ Jack H. Polan
JACK H. POLAN

STATE OF FLORIDA	)
	)	SS.
COUNTY OF DADE	)

I HEREBY CERTIFY that on this 26th day of May, 1956, personally appeared and came before me, the undersigned authority, MERLE LITMAN, MYRON SPONDER and JACK H. POLAN, to me well known and well known by me to be the persons of that name described in, and who acknowledged to me that they executed the foregoing Articles of Incorporation as their free and voluntary act and deed and for the uses and purposes therein set forth and expressed.

IN TESTIMONY WHEREOF. I have hereunto set my hand and affixed my official seal on the day and year above written.

ILLEGIBLE
NOTARY PUBLIC, State of Florida at ILLEGIBLE

My commission expires:

CERTIFICATE OF AMENDMENT

LUM’S BAR, INC., a Florida Corporation, under its Corporate Seal and the hands of its President STUART PERLMAN, and Secretary, CLIFFORD PERLMAN, hereby certifies that:

1) At a Special Meeting of the Board of Directors and Stock–holders of the said Corporation, called and held August 31, 1961 at the offices of the Corporation at 2302 Collins Avenue, Miami, Beach, Florida, the Corporation adopted the following Resolutions:

A.) RESOLVED, that the Certificate of Incorporation be altered and changed by filing with the Secretary of State of the State of Florida, the following amendment thereto:

Delete the present form of Article I of the Certificate of Incorporation in its entirety and substitute therefor the following: “The name of this Corporation shall be LUM’S, INC.”

B.) RESOLVED, that the Certificate of Incorporation be altered and changed by filing with the Secretary of State of the State of Florida, the following amendment thereto:

Delete the present form of Article III of the Certificate of Incorporation in its entirety and substitute therefor the following: “The amount of the total authorized stock of the Corporation shall be 600,000 shares of $.10 par value. Class ILLEGIBLE common stock and 186,300 shares of $.10 par value Class B common stock. The whole or any part of the capital stock of the Corporation shall be paid in lawful money of the United States of America or in property, labor, assignments or services at a just valuation as shall be fixed by the Directors. Property or labor may be purchased with the capital stock at such valuation as shall be fixed by the Directors. The holders of Class A and Class B common stock are identical in every respect with the exception that Class B common stock shall not bear dividends while unconverted. The Corporation shall be bound by any agreement entered into by the holders of the majority of the Class B common stock with any third party which shall serve to limit the dividends on the Class B common stock or convertibility of Class B common stock into Class A common stock. Otherwise, Class B common stock shall be fully convertible into Class A common stock share for ILLEGIBLE the option of the holders thereof. In the event that Class B common stock is converted into Class A common stock then there shall cease to be two classes of stock and the only class of stock of the Corporation shall be $.10 par value common stock. In the event of liquidation, dissolution, or winding up of the business of the Corporation, either voluntarily or involuntarily, each outstanding share of Class A common stock and Class B common stock is entitled to share equally. Each outstanding share of Class A common stock is entitled to equal voting rights, namely one vote per share.”

C.) RESOLVED, that the Certificate of Incorporation be altered and changed by filing with the Secretary of State of the State of Florida, the following amendment thereto:

“The pre-emptive right, had by the stockholders, upon the sale for cash of any new stock of the same kind, class or series as that which the stockholders holds, to purchase his pro-rata share thereof at the price at which it is offered to others, as provided for in the Florida Statutes, is and the same is hereby waived.”

2. At a Meeting of the Stockholders of the Corporation, held on the 31st day of August, 1961, said amendments to the Certificate of Incorporation was duly adopted by the unanimous vote ILLEGIBLE of the Stockholders present, said Stockholders being the holders of a majority of the stock entitled to vote at said meeting and that furthermore, the holders of those shares of stock whose voting rights may be restricted by this Amendment voted together as a separate class, represented a majority of the shares of stock entitled to vote in said special class.

IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed under its name by its President and its Corporate Seal to be hereunto affixed and attested by its Secretary this 31st day of August, 1961.

LUM’S BAR, INC.

By	/s/ Stuart Perlman
Stuart Perlman, President

Attest:	/s/ Clifford Perlman
Clifford Perlman, Secretary

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION OF LUM’S INC.

LUM’S INC., a Florida Corporation, under its corporate Seal and the hands of its President, Stuart Perlman, and Secretary, Clifford S. Perlman, hereby certifies that:

I. At a meeting of the Board of Directors of said corporation duly called and held on September 20, 1967, the following resolution was adopted:

RESOLVED, that the Certificate of Incorporation of the Corporation, as amended, be further amended by deleting the words “600,000 shares” from Article III and substituting in place, there of the words “three million five hundred thousand (3,500,000) shares”; that said amendment be presented to the stockholders for their approval at the Annual Meeting of stockholders to be held on October 27, 1967, and upon approval by the stockholders, that the officers of the Corporation shall file with the Secretary of State of the State of Florida, such certificates of amendment and execute such other documents as shall be necessary, appropriate and required in order to effectuate such change.

II. At the annual meeting of Stockholders of said corporation duly called and held on October 27, 1967, at Miami, Florida, said amendment to the Certificate of Incorporation was duly adopted and approved by a majority of the stockholders present, said Stockholders being the holders of a majority of the shares of stock outstanding and entitled to vote at said meeting.

IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed under its name by its President and its Corporate Seal to be hereunto affixed and attested by its Secretary this 16th day of November, 1967

LUM’S INC.

BY	/s/ Stuart Perlman
Stuart Perlman, President

BY	/s/ Clifford S. Perlman
Clifford S. Perlman, Secretary

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION OF LUM’S, INC.

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LUM’S, INC., a Florida corporation, under its Corporate Seal and the hands of its President, Stuart Perlman, and Assistant Secretary, Bruce B. Litwer, hereby certifies that:

I. At a meeting of the Board of Directors of said Corporation duly called and held on May 19, 1969, the following resolutions were adopted:

RESOLVED, that the Company’s Certificate of Incorporation be amended by deleting all of Article III and substituting in place and Instead thereof the following:

Article III. “The amount of the total authorized stock of the Corporation shall be 10,500,000 shares of Common Stock, par value $ .10 per share. The whole or any part of the capital stock of the Corporation shall be paid in lawful money of the United States of America, or in property, labor assignments or services, at a just valuation that shall be fixed by the Directors. Property or labor may be purchased with the capital stock at such valuation as shall be fixed by the Directors; and it was

FURTHER RESOLVED, that the aforesaid amendment be presented to the stockholders for their approval at a Special Meeting of Stockholders and upon approval by the Stockholders the proper officers of this Corporation be, and they hereby are, authorized, empowered and directed to execute and file such papers and do such further acts and things as many be necessary to effect the foregoing amendment.

II. At a Special Meeting of Stockholders of said Corporation duly called and hold on June 30, 1969 at Miami, Florida. said Amendment to the Certificate of Incorporation was duly adopted and approved by the majority of the Stockholders present, said Stockholders being the holders of the majority of shares of stock outstanding and entitled to vote at said meeting.

IN WITNESS WHEREOF said Corporation has caused this Certificate to be signed under its name by its President and its Corporate Seal to be hereunto affixed and attested by its Assistant Secretary this 1st day of July 1969.

LUM’S, INC.

By:	/s/ Stuart Perlman
Stuart Perlman, President

Attest:	/s/ Bruce B. Litwer
Bruce B. Litwer, Assistant Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

LUM’S, INC.

LUM’S, INC., a Florida corporation, under its Corporate Seal and the hands of its President, Melvin Chasen, and its Secretary, Bertin Perez, hereby certifies that:

I. At a meeting of the Board of Directors of said Corporation duly called and held on November 8, 1971, the following resolutions were adopted:

RESOLVED, that the Board of Directors hereby approves an amendment to the Certificate of Incorporation of the Company modifying Article I of such Certificate of Incorporation so that as modified it shall be as follows:

“ARTICLE I

Name of Corporation

The name of the corporation shall be ‘CAESARS WORLD INC.”

and it is further

RESOLVED, that the Board of Directors hereby proposes to the stockholders of the Company that at the Annual Meeting of Stockholders of the Company to be held on December 17, 1971, the stockholders vote upon the proposed amendment to the Certificate of Incorporation of the Company changing the name of the Company from “Lum’s, Inc.” to “Caesars World, Inc.’; and it is further

RESOLVED, that if the amendment to the Certificate of Incorporation changing the name of the Company from “Lum’s, Inc.” to “Caesars World, Inc.” is approved at the meeting to be held on December 17, 1971, by the holders of a majority of shares of the Common Stock of the Company issued, outstanding and entitled to vote at that meeting, the amendment to the Certificate of Incorporation of the Company shall become effective as of five o’clock P.M. Eastern Standard Time on December 17, 1971.

II. At the Annual Meeting of Stockholders of said Corporation duly called and held on December 17, 1971, said Amendment to the Certificate of Incorporation was duly adopted and approved by the vote of a majority of the shares entitled to vote thereon.

III. Said Amendment shall become effective at 5:00 P.M., Eastern Standard Time on December 17, 1971, as provided in the resolutions of the Board of Directors and of the Stockholders adopting and approving said Amendment.

IN WITNESS WHEREOF said Corporation has caused this Certificate to be signed under its name by its President and its Corporate Seal to be hereunto affixed and attested by its Secretary this 17th day of December, 1971.

LUM’S, INC.

By:	/s/ Melvin Chasen
Melvin Chasen, President

Attest:

/s/ Bertin Perez
Bertin Perez, Secretary

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION OF CAESARS WORLD, INC.

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CAESARS WORLD, INC., a Florida corporation, under its Corporate Seal and the hands of its President, William H. McElnea, Jr., and its Secretary, Richard H. Sheehan, Jr., hereby certifies that:

I. At a meeting of the Board of Directors of said Corporation duly called and held on October 23, 1974, the following resolutions were adopted:

RESOLVED, that the Corporation’s Certificate of Incorporation be amended by deleting all of Article III and substituting in place and instead thereof the following:

“Article III. The total authorized stock of the Corporation shall be 10,500,000 shares of Common Stock, par value $.10 Per share, and 1,000,000 shares of Preferred Stock, par value $1.00 per share. The whole or any part of the capital stock of the Corporation shall be paid for in lawful money of the United States of America or in property, labor, assignments or services at a just valuation that shall be fixed by the Directors. Property or labor may be purchased with the capital stock at such valuation as Shall be fixed by the Directors.

The relative rights, voting power, preferences and restrictions of the shares of each class of stock which are fixed by the Certificate of Incorporation, and the express grant of authority to the Board of Directors of the Corporation; (herein after referred to as the “Board of Directors”) to fix by resolution or resolutions certain rights, voting power, preferences and restrictions, are as follows:

PREFERRED STOCK

1. The 1,000,000 shares of Preferred Stock may be issued from time to time in one or more series, each of which series shall have such relative rights, voting power, preferences and restrictions as are stated herein and in the resolutions providing for the issuance of such series adopted by the Board of Directors as hereinafter provided.

2. Authority is hereby expressly granted to the Board of Directors, subject to the provisions of this Article III, to authorize, from time to time; the issuance of one or more series of Preferred Stock, and to fix with respect to each series:

(a) The distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

b) The dividend rate or rate to which shares of such series shall be entitled; the restrictions, conditions and limitations upon the payment of such dividends; whether such dividends shall be cumulative and, if cumulative, the date or dates from which such dividends shall be cumulative and the dates on which such dividends if declared shall be payable;

(c) The manner of selecting shares for redemption, the redemption price or prices, the manner of redemption and the effect thereof:

(d) The amount payable on shares of such series in the event of any liquidation, dissolution or winding up of the Corporation, which amount may vary at different dates and may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary;

(e) The obligation, if any, of the Corporation to maintain a purchase, retirement or sinking fund for shares of such series and the provisions with respect thereto;

(f) The terms and conditions of the rights, if any, of the holders of shares of such series to convert such shares into shares of Common Stock, or of another series of Preferred Stock, of the Corporation;

(g) The terms and conditions of the rights, if any, of the holders of shares of such series to vote such shares;

(h) Any other rights, preferences, powers and restrictions not inconsistent with applicable law or the provisions hereof;

3. All shares of any one series of Preferred Stock shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative. All series of Preferred Stock shall be of equal rank and be identical in all respects, except as permitted by the foregoing provisions of paragraph 2 of this Article III.

4. The holders of the Preferred Stock of each series shall be entitled to receive dividends in cash, when and as declared by the Board of Directors, to be paid from the net earnings, or from the surplus of assets over liabilities including capital of the Corporation, at such rate as may be specified in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series, payable on such dates as may be fixed by the Board of Directors. No dividends, whether in cash or property, shall be paid or declared, nor shall any distribution be made, in any year on the Common Stock unless and until the full dividends on the Preferred Stock of all series required to be paid in that year have been paid or declared, and if declared, a sum sufficient for the payment thereof has been set apart. In addition, so long as there shall be out- standing any shares or Preferred Stock of any series untitled to cumulate dividends pursuant to the resolution or resolutions providing for the issuance of such series, no dividends, whether in cash or property shall be paid or declared, nor shall any distribution be made on the Common Stock, nor shall any shares of Common Stock be purchased, redeemed or otherwise acquired for value by the Corporation, unless the full cumulative dividends on the Preferred Stock of all series entitled to cumulative dividends for all past dividend periods and for the then current dividend period shall have been paid or declared , and if so declared, a sum sufficient for the payment thereof set apart, and the Corporation shall have set aside all amounts, if any, theretofore required to set aside as and for a purchase, retirement or sinking fund, if any, for the Preferred Stock of all series for the then current year an all defaults, if any, in complying with any such purchase, retirement or sinking fund requirement in respect of previous years shall have been made good. The foregoing provisions of this Paragraph 4 shall not, however, apply to a dividend payable in Common Stock or to the acquisitions of shares of Common Stock in exchange for, or through application of the proceeds of the sale of, shares of Common Stock.

5. The holders of the Preferred Stock of each series shall be entitled in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, to be paid as a liquidating dividend, before any distribution or payment is made to the holders of any Common Stock, the amount per share provided for in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series. When such payments shall have been made in full to the holders of the Preferred Stock, they shall have no further rights in respect of their shares or the assets of the Corporation. If upon any liquidation or dissolution, or winding up of the Corporation the assets available for distribution shall be insufficient to pay the holders of all out - standing shares of Preferred Stock the full amounts to which they respectively shall be entitled, the holders of the shares of the Preferred Stock of all series shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable in respect of the Preferred Stock of all series were paid in full. Neither the statutory merger nor consolidation of the Corporation into or with any other corporation, nor the statutory merger or consolidation of any other corporation into or with the Corporation, nor a sale, transfer or lease of all or any part of the assets of the Corporation, shall be deemed a liquidation, dissolution or winding up of the Corporation within the meaning of this Paragraph 5.

6. The Corporation, at the option of the Board of Directors may at any time redeem the whole or from time to time may redeem any part of any series of Preferred Stock for the consideration provided in and in accordance with the terms and conditions of the resolution or resolutions of the Board of Directors, providing for the issuance of such series.

COMMON STOCK

7. Subject to the foregoing provisions, such dividends (payable in cash, shares or otherwise) as may be determined by the Board of Directors may be declared and paid on the Common Stock from time to time from the net earnings or from the surplus of the assets over the liabilities including capital of the Corporation, and no one shall be entitled to share in those dividends by reason of being a holder of Preferred Stock of any series.

8. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, all assets and property remaining after discharging the debts and liabilities of the Corporation and after paying all amounts payable upon liquidation to the holders of Preferred Stock then outstanding, shall be distributed to the holders of the Common Stock according to their respective shares.

VOTING

9. At all meeting of Stockholders of the Corporation, each holder of record of Common Stock shall be entitled to one vote for each share of Common Stock held by him, and each holder of record of Preferred Stock shall have such voting rights, if any, as may be provided in resolutions adopted by the Board of Directors providing for the issuance of each series.

GENERAL

10. Nothing herein contained shall be deemed to prevent the Corporation from purchasing, either in the open market or at a private sale, at any time or from time to time, the whole or any part of its outstanding Preferred Stock at any price or prices.

11. No stockholder of the Corporation shall, by reason of his holding shares of any class or series of stock of this Corporation, have any pre-emptive or other right to purchase any shares of any class or series of stock of this Corporation, whether by reason of the sale for cash of new stock of the same kind, class or series as that which the stockholder already holds, or otherwise.” and it was further

RESOLVED, that if the amendment to the Certificate of Incorporation authorizing the issuance of 1,000,000 shares of Preferred Stock is approved by the holders of a majority of the shares of the Common Stock of the Corporation, issued and outstanding and entitled to vote at that meeting, the amendment to the Certificate of Incorporation shall become effective as of 5:00 PM Eastern Standard Time on December 4, 1974; and it was further

RESOLVED, that the President, Secretary and all other officers of the Corporation be, and they hereby are authorized and empowered to execute all certificates and other documents necessary to effectuate such amendment.

II. At the Annual Meeting of Stockholders of said Corporation duly called and held on December 4, 1974 at Los Angeles, California, said Amendment to the Certificate of Incorporation was duly adopted and approved by the majority of the Stockholders present and/or represented by proxy, said Stockholders being the holders of the majority of shares of stock outstanding and entitled to vote at said meeting.

IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed under its name by its President and its Corporate Seal to be hereunto affixed and attested by its Secretary this 5th day of December 1974.

CAESARS WORLD, INC.

By:	/s/ William H. McElnea
William H. McElnea, Jr.
President

Attest:	/s/ Richard H. Sheehan
Richard H. Sheehan, Jr.
Secretary

OFFICIAL SEAL OF
ANNE M. STURGES
NOTARY PUBLIC LOS ANGELES COUNTY

AMENDMENT TO ARTICLES OF INCORPORATION

OF

CAESARS WORLD, INC.

The undersigned the Senior Vice President and the Secretary of CAESARS WORLD, INC., do hereby certify and affirm that at a validly held meeting of directors of Caesars World, Inc. held on October 17, 1978, and at a validly held meeting of shareholders held on December 8, 1978, such directors and shareholders adopted the following amendment to the Company’s Articles of Incorporation as heretofore filed and represent that there is no discrepancy between those provisions and the provisions of this amendment to the Articles of Incorporation.

ARTICLE III

The total authorized stock of the Corporation shall be 30,000,000 shares of Common Stock, par value $.10 per share, and 1,000,000 shares of Preferred Stock, par value $1.00 per share. The whole or any part of the capital stock of the Corporation shall be paid for in lawful money of the United States of America or in property, labor, assignment of services at a just valuation that shall be fixed by the Directors. Property or labor may be purchased with the capital stock at such valuation as shall be fixed by the Directors.

CAESARS WORLD, INC.,

a Florida Corporation

By:	/s/ Richard H. Sheehan, Jr.	By:	/s/ J. Terrence Lanni
	Richard H. Sheehan, Jr.		J. Terrence Lanni
	Secretary		Senior Vice President

STATE OF CALIFORNIA

COUNTY OF LOS ANGELES

On December 27, 1978 before the undersigned a Notary Public for the State of California, personally appeared J. Terrence Lanni as Senior Vice President and Richard H. Sheehan, Jr., as Secretary of CAESARS WORLD, INC., both acknowledged to and before me that they executed the foregoing Amendment to Articles of Incorporation in their respective positions of said corporation, and that the corporate seal attired thereto is the free act and deed of said corporation.

WITNESS my hand and seal at the State of California and County of Los Angeles this 27th day of December, 1978.

Notary Public

My commission expires:
/s/ ILLEGIBLE

OFFICIAL SEAL OF
CAROL A. PETERSON
NOTARY PUBLIC - CALIFORNIA LOS ANGELES COUNTY

ARTICLES OF AMENDMENT

OF

CAESARS WORLD, INC.

1. The first paragraph of ARTICLE III of the Articles of Incorporation of CAESARS WORLD, INC. is hereby amended to read as follows:

ARTICLE III.

The total authorized stock of the Corporation shall be Fifty Million (50,000,000) shares of Common Stock, par value $.10 per share, and One Million (1,000,000) shares of Preferred Stock, par value $1.00 per share. The whole or any part of the capital stock of the Corporation shall be paid for in lawful money of the United States of America, or in property, labor, assignment or service at a just valuation that shall be fixed by the Directors. Property or labor may be purchased with the capital stock at such valuation as shall be fixed by the Directors.

2. The following Amendment was adopted by the Stockholders on the 3rd day of March, 1981.

IN WITNESS WHEREOF, the undersigned have caused the due execution hereof as of the 3rd day of March, 1981.

CAESARS WORLD, INC.

By:	/s/ ILLEGIBLE
Senior Vice President

ATTEST:	/s/ Bruce Agrilera
Bruce Agrilera

STATE OF FLORIDA	)
) SS
COUNTY OF BROWARD	)

BEFORE ME, the undersigned authority, personally appeared JAY LESHAW, Senior Vice President of CAESARS WORLD, INC., to ILLEGIBLE well known to be the person described in and who executed the foregoing Articles of Amendment, and he acknowledged before me, individually and as such officer, that he executed the same for the purposes therein expressed.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this ILLEGIBLE day of October, 1981.

/s/ ILLEGIBLE
Notary Public State of Florida

STATE OF CALIFORNIA	)
) SS
COUNTY OF LOS ANGELES	)

BEFORE ME, the undersigned authority, personally appeared BRUCE AGUILERA, Secretary of CAESARS WORLD, INC., to me well Known to be the person described in and who executed the foregoing Articles of Amendment, and he acknowledged before me, individually and as such officer, that he executed the same for the purposes therein expressed.

IN WITNESS WHEREOF, I have hereunto ILLEGIBLE my hand and seal this 27 day of October 1981.

/s/ ILLEGIBLE
Notary Public

My commission expires:

RESTATED ARTICLES OF INCORPORATION

OF

CAESARS WORLD, INC.

Originally Incorporated

On

June 4, 1958

at Lum’s Ber, Inc.

To:	Department of State
Taliahassee, Florida 32304

Pursuant to the provisions of Section 607.194 of the Florida Statues, the undersigned Corporation, pursuant to a resolution duty adopted by its board of directors, hereby adopts the following restated articles of Incorporation:

Article 1

Name of Corporation

The name of the Corporation shall be CAESARS WORLD, INC.

ARTICLE II

General Nature of Business

The general nature of the business and the subjects and purposes proposed to be transacted and carried on are to do any and all of the things herein mentioned, as fully and to the same extent as natural persons might or could do, viz:

A) To conduct and operate a restaurant business and to sell wines and beer to the general public and for this purpose to secure all necessary beverages and licenses.

B) To acquire, purchase, own, hold, operate, develop, lease, mortgage, pledge, exchange, sell, transfer, invest, trade or otherwise deal in real or personal property, stocks, bonds, securities, choses in action, or any interest therein.

C) And for the purpose of attaining or carrying out any of the objects of this Corporation, to do any and all acts and things necessary or convenient in connection therewith, which may now or hereafter to authorized by the laws of said State.

D) To do all things that a corporation for profit is allowed to do under the Florida Statutes.

ARTICLE III

Capital Stock

The total authorized stock of the Corporation shall be Fifty Million (50,000,000) shares of Common Stock, par value $.10 per share, and One Million (1,000,000) shares of Preferred Stock, par value $1.00 per share. The whole or any part of the capital stock of the Corporation shall be paid for in lawful money of the United States of America, or in property, labor, assignment or service at a just valuation that shall be fixed by the Directors. Property or labor may be purchased with the capital stock at such valuation as shall be fixed by the Directors.

The relative rights, voting power, preferences and restrictions of the shares of each class of stock which are fixed by the Certificate of Incorporation, and the express grant of authority to the Board of Directors of the Corporation (hereinafter referred to as the “Board of Directors”) to fix by resolution or resolutions certain rights, voting power, preferences and restrictions, are as follows:

PREFERRED STOCK

1. The 1,000,000 shares of Preferred Stock may be Issued from time to time in one or more series, each of which series shall have such relative rights, voting power, preferences and restrictions as are stated herein and in the resolutions providing for the issuance of such series adopted by the Board of Directors as hereinafter provided.

2. Authority is hereby expressly granted to the Board of Directors, subject to the provisions of this Article III, to authorize from time to time, the issuance of one of more series of Preferred Stock, and to fix with respect to each series;

a) The distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

(b) The dividend rate or rates to which shares of such series shall be entitled; the restrictions, conditions and limitations upon the payment of such dividends; whether such dividends shall be cumulative and, if cumulative, the date or dates from which such dividends shall be cumulative and the dates on which such dividends if declared shall , be payable;

(c) The manner of selecting shares for redemption, the redemption price or prices, the manner of redemption and the effect thereof;

(d) The amount payable on shares of such series in the event of any liquidation, dissolution or winding up of the Corporation, which amount may vary at different dates and may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary;

(e) The obligation, if any, of the Corporation to maintain a purchase, retirement or sinking fund for shares of such series and the provisions with respect thereto;

(f) The terms and conditions of the rights, if any, of the holders of shares of such series to convert such shares into shares of Common Stock, or of another series of Preferred Stock, of the Corporation;

(g) The terms and conditions of the rights, if any, of the holders of shares of such series to vote such shares;

(h) Any other rights, preferences, powers and restrictions not Inconsistent with applicable law or the provisions hereof;

3. All shares of any one series of Preferred Stock shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative. All series of Preferred Stock shall be of equal rank and be identical in all respects, except as permitted by the foregoing provisions or paragraph 2 or this Article III.

4. The holders of the Preferred Stock of each series shall be entitled to receive dividends in cash, when and as declared by the Board of Directors, to be paid from the net earnings, or from the surplus of assets over liabilities including capital of the Corporation, at such rate as may be specified in the resolution or resolutions adopted by the Board of Directors providing for the issuance of ,such series, payable on such dates as may be fixed by the Board of Directors. No dividends, whether in cash or property, shall be paid or declared, nor shall any distribution be made, in any year on the Common Stock unless and until the full dividends on the Preferred Stock of all series required to be paid in that year have been paid or declared, and if declared, a sum sufficient for the payment thereof has been set apart. In addition, so long as there shall be outstanding any shares of Preferred Stock of any series entitled to cumulate dividend pursuant to the resolution or resolutions providing for the issuance of such series, no dividends, whether in cash or property shall be paid or declared, nor shall any distribution be made on the Common Stock nor shall any shares of Common Stock be purchased, redeemed or otherwise required for value by the Corporation, unless the full cumulative dividends on the Preferred Stock of all series entitled to cumulative dividends for all past dividend periods and for the then current dividend period shall have been paid or declared, and if so declared, a sum sufficient for the payment thereof set apart, and the Corporation shall have set aside all amounts, if any, theretofore required to be set aside as and for a purchase, retirement or sinking fund, if any, for the Preferred Stock of all series for the then current year and all defaults. If any, In complying with any such purchase, retirement or sinking fund requirement in respect of previous years shall have been made good. The foregoing provisions of this Paragraph 4 shall not, however, apply to a dividend payable in Common Stock or to the acquisitions of shares of Common Stock in exchange for, or through application of the proceeds of the sale of, sharers of Common Stock.

5. The holders of the Preferred Stock of each series shall be entitled in the event of any liquidation, distribution or winding up of the Corporation, whether voluntary or involuntary, to be paid as a liquidating dividend, before any distribution or payment is made to the holders of any Common Stock, the amount per share provided for in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series. When such payment shall have been made in full to the holders of the Preferred Stock, they shall have no further rights in respect of their shares or the assets of the Corporation. If upon any liquidation or dissolution or winding up of the Corporation the assets available for distribution shall be insufficient to pay the holders of all outstanding shares of Preferred Stock the full amounts to which they respectively shall be entitled, the holders of the shares of the Preferred Stock of all series shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable in respect of the Preferred Stock of all series were paid in full. Neither the statutory merger nor consolidation of the Corporation into or with any other corporation, nor the statutory merger or consolidation of any other corporation into or with the Corporation, shall be deemed a liquidation, dissolution or winding up of the Corporation within the meaning of this Paragraph 5.

6. The Corporation at the option of the Board of Directors may at any time redeem the whole or from time to time may redeem any part of any series of Preferred Stock for the consideration provided in and in accordance with the terms and conditions of the resolution or resolutions of the Board of Directors, providing for the issuance of such series.

COMMON STOCK

7. Subject to the foregoing provisions, such dividends (payable in cash, shares or otherwise) as may be determined by the Board of Directors may be declared and paid on the Common Stock from time to time from the net earnings or from the surplus of the assets over the liabilities including capital of the Corporation, and no one shall be entitled to share in those dividends by reason of being a holder of Preferred Stock of any series.

8. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or Involuntary, all assets and property remaining after discharging the debts and liabilities of the Corporation and after paying all amounts payable upon liquidation to the holders of Preferred Stock then outstanding, shall be distributed to the holders of Preferred Stock then outstanding, shall be distributed to the holders of the Common Stock according to their respective shares.

VOTING

9. At all meetings of Stockholders of the Corporation, each holder of record of Common Stock shall be entitled to one vote for each share of Common Stock held by him, and each holder of record of Preferred Stock shall have such voting rights, if any, as may be provided in resolutions adopted by the Board of Directors providing for the issuance of each series.

GENERAL

10. Nothing herein contained shall be deemed to prevent the Corporation from purchasing, either in the open market or at a private sale, at any time or from time to time, the whole or any part of its outstanding Preferred Stock at any price or prices.

11. No stockholder of the Corporation shall, by reason of his holding shares of any class or series of stock of this Corporation, have any pre-emptive or other right to purchase any shares of any class or series of stock of this Corporation whether by reason of the sale for cash of new stock of the same kind, class or series as that which the stockholder already holds, or otherwise.

ARTICLE IV

Amount of Capital with which to Begin Business

The amount of capital with which this Corporation will commence business shall be no less than Five Hundred Dollars($500.00), the amount of which is fully paid.

ARTICLE V

Term

The term for which this Corporation shall exist shall be perpetual.

ARTICLE VI

Principal Place of Business

The principal place of business of the said Corporation shall be 6986 Abbott Avenue, Miami Beach, Florida, with the privilege of having other offices, either within or without the State of Florida.

ARTICLE VII

Number of Directors

The number of Directors of this Corporation shall be not less than three (3) and not more than nine (9).

The foregoing restated articles of incorporation correctly set forth without change the corresponding provisions of the articles of incorporation as heretofore amended, and supersede the original articles of Incorporation and any amendments thereto.

Dated: December 15, 1983

CAESARS WORLD, INC.

	By:	/s/ Terrence Lannl
(SEAL)		Terrence Lannl, President

	By:	/s/ Philip L. Ball
Philip L. Ball, Secretary

STATE OF CALIFORNIA	)
)
COUNTY OF LOS ANGELES	)

On December 15, 1983 before the undersigned a Notary Public for the State of California, personally appeared J. Terrence Lannl as President and Philip L. Ball, as Secretary of CAESARS WORLD, INC., who acknowledged to and before we that they executed the foregoing Restated Articles of Incorporation in their respective positions of said corporation, and that they caused the corporate seal to be affixed hereto as the free act and deed of said corporation.

WITNESS my hand and seal at the State of California and County of Los Angeles this 15th day of December, 1983.

/s/ ILLEGIBLE
Notary Public

My commission expires:

OFFICIAL SEAL OF
LINDA KAUFMAN
NOTARY PUBLIC - CALIFORNIA LOS ANGELES COUNTY

RESTATED ARTICLES OF INCORPORATION

OF

CAESARS WORLD, INC.

Originally Incorporated

On

June 4, 1958

as Lum’s Bar, Inc.

To:	Department of State

Tallahassee, Florida 32304

Pursuant to the provisions of Section 607.194 of the Florida Statues, the undersigned Corporation, pursuant to a resolution duly adopted by its board of directors, hereby adopts the following restated articles of Incorporation:

Article I

Name of Corporation

The name of the Corporation shall be CAESARS WORLD, INC.

ARTICLE II

General Nature of Business

The general nature of the business and the subjects and purposes proposed to be transacted and carried on are to transact any and all lawful business for which corporations may be incorporated under the Florida General Corporation Act or any successor statute.

ARTICLE III

Capital Stock

The total authorized stock of the Corporation shall be Fifty Million (50,000,000) shares of Common Stock, par value $.10 per share, and One Million (1,000,000) shares of Preferred Stock, par value $1.00 per share.

The whole or any part of the capital stock of the Corporation shall be paid for in lawful money of the United States of America or in property, labor, assignment or service at a just valuation that shall be fixed by the Directors. Property or labor may be purchased with the capital stock at such valuation as shall be fixed by the Directors.

The relative rights, voting power, preferences and restrictions of the shares of each class of stock which are fixed by the Certificate of Incorporation, and the express grant of authority to the Board of Directors of the Corporation (hereinafter referred to as the “Board of Directors”) to fix by resolution or resolutions certain rights, voting power, preferences and restrictions, are as follows:

PREFERRED STOCK

1. The 1,000,000 shares of Preferred Stock may be issued from time to time in one or more series, each of which series shall have such relative rights, voting power, preferences and restrictions as are stated herein and in the resolution providing for the issuance of such series adopted by the Board of Directors as hereinafter provided.

2. Authority is hereby expressly granted to the Board of Directors, subject to the provisions of this Article III, to authorize, from time to time, the issuance of one of more series of Preferred Stock, and to fix with respect to each series:

(a) The distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

(b) The dividend rate or rates to which shares of such series shall be entitled; the restrictions, conditions and limitations upon the payment of such dividends; whether such dividends shall be cumulative and, if cumulative, the date or dates from which such dividends shall be cumulative and the dates on which such dividends if declared shall be payable;

(c) The manner of selecting shares for redemption, the redemption price or prices, the manner of redemption and the effect thereof;

(d) The amount payable on shares of such series in the event of any liquidation, dissolution or winding up of the Corporation, which amount may vary at different dates and may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary;

(e) The obligation, if any, of the Corporation to maintain a purchase, retirement or sinking fund for shares of such series and the provisions with respect thereto:

(f) The terms and conditions of the rights, if any, of the holders of shares of such series to convert such shares into shares of Common Stock, or of another series of Preferred Stock, of the Corporation;

(g) The terms and conditions of the rights, if any, of the holders of shares of such series to vote such share;

(h) Any other rights, preferences, powers and restrictions inconsistent with applicable law or the provisions hereof:

3. All shares of any one series of Preferred Stock shall be identical with each other in all respects, except that shares of any one series issued at different time may differ as to the dates from which dividends thereof shall be cumulative. All series of Preferred Stock shall be of equal rank and be identical in all respects, except as permitted by the foregoing provisions of paragraph 2 of this Article III.

4. The holders of the Preferred Stock of each series shall be entitled to receive dividends in cash, when and as declared by the Board of Directors, to be paid from the net earnings, or from the surplus of assets over liabilities including capital of the Corporation, at such rate as may be specified in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series, payable on such dates as may be fixed by the Board of Directors. No dividends, whether in cash or property, shall be paid or declared, nor shall any distribution be made, in any year on the Common Stock unless and until the full dividends on the Preferred Stock of all series required to be paid in that year have been paid or declared, and if declared, a sum sufficient for the payment thereof has been set apart. In addition, so long as there shall be outstanding any shares of Preferred Stock of any series entitled to cumulate dividends pursuant to the resolution or resolutions providing for the issuance of such series, no dividends, whether in cash or property shall be paid or declared, nor shall any distribution be made on the Common Stock nor shall any shares of Common Stock be purchased, redeemed or otherwise acquired for value by the Corporation, unless the full cumulative dividends on the Preferred Stock of all series entitled to cumulative dividends for all past dividend periods and for the then current dividend period shall have been paid or declared, and if so declared, a sum sufficient for the payment thereof set apart, and the Corporation shall have set aside all amounts, if any, theretofore required to be set aside as and for a purchase, retirement or sinking fund, if any, for the Preferred Stock of all series for the then current year and all defaults, if any, in complying with any such purchase, retirement or sinking fund requirement in respect of previous years shall have been made good. The foregoing provisions of this Paragraph 4 shall not, however, apply to a dividend payable in Common Stock or to the acquisitions of shares of Common Stock in exchange for, or through application of the proceeds of the sale of, shares of Common Stock.

5. The holders of the Preferred Stock of each series shall be entitled in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, to be paid as a liquidating dividend, before any distribution or payment is made to the holders of any Common Stock, the amount per share provided for in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series. When such payment shall have been made in full to the holders of the Preferred Stock, they shall have no further rights in respect of their shares or the assets of the Corporation. If upon any liquidation or dissolution or winding up of the Corporation the assets available for distribution shall be insufficient to pay the holders of all outstanding shares of Preferred Stock the full amounts to which they respectively shall be entitled, the holders of the shares of the Preferred Stock of all series shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable in respect of the Preferred Stock of all series were paid in full. Neither the statutory merger nor consolidation of the Corporation into or with any other corporation, nor the statutory merger or consolidation of any other corporation into or with the Corporation, nor a sale, transfer or lease of all or any part of the assets of the Corporation, shall be deemed a liquidation, dissolution or winding up of the Corporation within the meaning of this Paragraph 5.

6. The Corporation at the option of the Board of Directors may as any time redeem the whole or from time to time may redeem any part of any series of Preferred Stock for the consideration provided in and in accordance with the terms and conditions of the resolution or resolutions of the Board of Directors, providing for the issuance of such series.

COMMON STOCK

7. Subject to the foregoing provisions, such dividends (payable in cash, shares or otherwise) as may be determined by the Board of Directors may be declared and paid on the Common Stock from time to time from the net earnings or from the surplus of the assets over the liabilities including capital of the Corporation, and no one shall be entitled to share in those dividends by reason of being a holder of Preferred Stock of any series.

8. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, all assets and property remaining after discharging the debts and liabilities of the Corporation and after paying all amounts payable upon liquidation to the holders of Preferred Stock then outstanding, shall be distributed to the holders of the Common Stock according to their respective shares.

VOTING

9. Except as provided in Paragraph 12, at all meetings of Stockholders of the Corporation, each holder of record of Common Stock shall be entitled to one vote for each share of Common Stock held by him, and each holder of record of Preferred Stock shall have such voting rights. If any as may be provided in resolutions adopted by the Board of Directors providing for the issuance of each series.

GENERAL

10. Nothing herein contained shall be deemed to prevent the Corporation from purchasing, either in the open market or at a private sale, at any time or from time to time, the whole or any part of its outstanding Preferred Stock at any price or prices.

11. No stockholder of the Corporation shall, by reason of his holding shares of any class or series of stock of this Corporation, have any preemptive or other right to purchase any shares of any class or series of stock of this Corporation whether by reason of the sale for cash of new stock of the same kind, class or series as that which the stockholder already holds, or otherwise.

12. Notwithstanding anything to the contrary in these Articles, if any governmental authority, including any governmental authority engaged in regulating gaming activities, which has jurisdiction over the Corporation or any subsidiary of the Corporation determines that any shareholder of the Corporation (including any beneficial owner of stock owned of record by another firm or person) is not licensable, qualified or suitable to be a shareholder of the Corporation, or if any governmental authority determines that a shareholder of the Corporation is required to obtain a license or be found suitable or qualified to be a shareholder of the Corporation and the shareholder does not promptly (and in any event within any period specified by the governmental authority or by any applicable law or regulation) apply for a license or to be found suitable or qualified, (i) beginning on the day the governmental authority makes the determination, or such later date as is fixed by the governmental authority, until the determination of the governmental authority is revoked or the shareholder is licensed or found suitable or qualified, the shareholder will not be entitled to receive any dividends, to exercise, directly or indirectly, any voting rights, or to exercise, directly or indirectly, any other rights of a shareholder, with regard to any stock of the corporation owned of record or beneficially by that shareholder, and no stock owned of record or, to the knowledge of the Corporation, beneficially by that shareholder will be treated as outstanding for the purpose of determining the number of shares entitled to vote, or required for there to be a quorum, at any meeting of shareholders, (ii) the shareholder will be required to dispose of all stock of the Corporation which the shareholder owns of record or of which the shareholder is the beneficial owner, within 30 days after the Corporation notifies the shareholder of the determination of the governmental authority, and (iii) beginning on the 30th day after the day on which the Corporation notifies the shareholder of the determination of the governmental authority, the Corporation will have the option to redeem at any time, or from time to time, until the determination of the governmental authority is revoked or the shareholder becomes licensed or is found qualified or suitable, any or all of the stock of the Corporation which the shareholder owns of record or of which the shareholder is the beneficial owner, at the price per share which is the lower of (a) the fair market value of a share of stock of the class to be redeemed on the day the Corporation notifies the shareholder of the determination of the governmental authority, or (b) the fair market value of a share of stock of the class to be redeemed on the day the Corporation notifies the shareholder of the Corporation’s election to redeem the stock. For the purposes of this Paragraph 12. (i) the fair market value of a share of a class of stock of the Corporation on a day will be (A) the last reported price at which stock of that class is traded on that day on the principal market for stock of that class (whether that is a stock exchange, an automated quotation system or another organised market) or (B) if the stock of that class is not traded in an organized market, the fair market value of a share of stock of that class as determined in good faith by the Corporation’s Board of Directors, based upon an evaluation provided by an investment banking firm or other expert in valuing securities, and (ii) a notice of a determination of a governmental authority or of an election to redeem stock will be deemed given to a shareholder on the day when it is mailed by first class mail to the shareholder at the address shown on the stock records of the Corporation, or, if the shareholder is a beneficial but not a record owner of stock of the Corporation, at any address of the shareholder shown on any report or other item filed with the Securities and Exchange Commission or any successor to that agency, or at the address shown on the stock records of the Corporation of any record owner of any stock of the Corporation of which the shareholder in a beneficial owner. The Corporation will be entitled to injunctive relief in any court of competent Jurisdiction to enforce the provisions of this Paragraph 12 and each holder of stock of the Corporation will be deemed to have acknowledged by acquiring or retaining stock of the Corporation that failure to comply with this Paragraph 12 will expose the Corporation to irreparable injury for which there is no adequate remedy at law and that the Corporation is entitled to injunctive relief to enforce the provisions of this Paragraph 12.

ARTICLE IV

Amount of Capital with which to Begin Business

The amount of capital with which this Corporation will commence business shall be no less than Five Hundred Dollars ($500.00), the amount of which is fully paid.

ARTICLE V

Term

The term for which this Corporation shall exist shall be perpetual.

ARTICLE VI

Principal Place of Business

The Principal place of business of the said Corporation shall be 6986 Abbott Avenue, Miami Beach, Florida, with the privilege of having other offices, either within or without the State of Florida.

ARTICLE VII

Number of Directors

The number of Directors of this Corporation shall be not less than three (3) and not more than nine (9).

The foregoing restated articles of incorporation correctly set forth without change the corresponding provisions of the articles of incorporation as heretofore amended, and supersede the original articles of incorporation and any amendments thereto.

Dated: December 9, 1988

CAESARS WORLD, INC.

By:	/s/ J. Terrence Lanni
J. Terrence Lanni, President

(SEAL)

By:	/s/ Philip L. Ball
Philip L. Ball, Secretary

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

CAESARS WORLD, INC.

Originally Incorporated

On

June 4, 1958

As Lum’s Bar, Inc.

Additions are Underscored, Deletions are Bracketed

To:	Department of State

Tallahassee, Florida 32304

Pursuant to the provision of Section 607.194 or the Florida General Corporation Act the undersigned Corporation, pursuant to resolutions duty adopted by its shareholders on July 8, 1987 and by its Board or Directors, hereby adopts the following Amended and Restated Articles of Incorporation, Articles III, VI, VIII, IX, X, XI and XII of which contain amendments duly adopted pursuant to subsection (4) of Section 607.194:

ARTICLE 1

Name of Corporation

The name of the Corporation is CAESARS WORLD, INC

ARTICLE II

General Nature of Business

The general nature of the business and the subjects and purposes proposed to be transacted and carried on are to transact any and all lawful business for which corporations may be incorporated under the Florida General Corporation Act or any successor statute

ARTICLE III

Capital Stock

The total authorized stock of the Corporation shall be Fifty Million (50,00,000) shares of Common Stock, par value $.10 per share, and One Million (1,000,000) shares of Preferred Stock, par value $1.00 per share.

The whole or any part of the capital stock of the Corporation shall be paid for in lawful money of the United States of America, or in property, labor, assignment or service at a just valuation that shall be fixed by the Directors. Property or labor may be purchased with the capital stock at such valuation as shall be fixed by the Directors.

The relative rights, voting power, preferences and restrictions of the shares of each class of stock which are fixed by the Certificate of Incorporation, and the express grant of authority to the Board of Directors of the Corporation (hereinafter referred to as the “Board of Directors”) to fix by resolution or resolutions certain rights, voting power, preferences and restrictions, are as follows:

PREFERRED STOCK

1. The 1,000,000 shares or Preferred Stock may be issued from time to time in one or more series, each of which series shall have such relative rights, voting power, preferences and restrictions as are stated herein and in the resolution providing for the issuance of such serves adopted by the Board of Directors as hereinafter provided.

2. Authority is hereby expressly granted to the Board of Directors, subject to the provisions of this Article III, to authorize, from time to time, the issuance of one or more series of Preferred Stock, and to fix with respect to each series:

(a) The distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors:

(b) The dividend rate or rates to which shares of such series shall be entitled; the resections, conditions and limitations upon the payment of such dividends; whether such dividends shall be cumulative and, if cumulative, the date or dates from which such dividends shall be cumulative and the dates on which such dividends if declared shall be payable;

(c) The manner of selecting shares for redemption, the redemption price or prices, the manner of redemption and the effect thereof;

(d) The amount payable on shares of such series in the event of any liquidation, dissolution or winding up of the Corporation, which amount may vary at different dates and may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary;

(e) The obligation, if any, of the Corporation to maintain a purchase, retirement or sinking fund for shares of such series and the provisions with respect thereto;

(f) The terms and conditions of the rights, if any, of the holders of shares of such series to convert such shares into shares of Common Stock, or of another series of Preferred Stock, of the Corporation;

(g) The terms and conditions of the rights, if any, of the holders of shares of such series to vote such shares;

(h) Any other rights, preferences, powers and restrictions not inconsistent with applicable law or the provisions hereof;

3. All shares of any one series of Preferred Stock shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative. All series of Preferred Stock shall be of equal rank and be identical in all respects, except as permitted by the foregoing provisions of paragraph 2 of this Article III.

4. The holders of the Preferred Stock of each series shall be entitled to receive dividends in cash when and as declared by the Board of Directors, as permitted by the Florida General Corporation Act (to be paid from the net earnings, or from the surplus of assets over liabilities including capital of the Corporation), at such rate as may be specified in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series, payable on such dates as may be fixed by the Board of Directors. No dividends, whether in cash or property, shall be paid or declared, nor shall any distribution be made, in any year on the Common Stock unless and until the full dividends on the Preferred Stock of all series required to be paid in that year have been paid or declared, and if declared, a sum sufficient for the payment thereof has been set apart. In addition, so long as there shall be outstanding any shares of Preferred Stock of any series entitled to cumulate dividends pursuant to the resolution or resolutions providing for the issuance of such series, no dividends, whether in cash or property shall be paid or declared, nor shall any distribution be made on the Common Stock nor shall any shares of Common Stock be purchased, redeemed or otherwise acquired for value by the Corporation, unless the full cumulative

2

dividends on the Preferred Stock of all series entitled to cumulative dividends for all past dividend periods and for the then current dividend period shall have been paid or declared, and if so declared a sum sufficient for the payment thereof set apart and the Corporation shall have set aside all amounts, if any, theretofore required to be set aside as and for a purchase, retirement or sinking fund, if any for the Preferred Stock of all series for the then current year and all defaults, if any, in complying with any such purchase, retirement or sinking fund requirement in respect of previous years shall have been made good The foregoing provisions of this Paragraph 4 shall not however, apply to a dividend payable in Common Stock or to the acquisitions of shares of Common Stock in exchange for, or through application of the proceeds of the sale of, shares of Common Stock.

5. The holders of the Preferred Stock of each series shall be entitled in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, to be paid as a liquidating dividend, before any distribution or payment is made to the holders of any Common Stock, the amount per share provided for in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series. When such payment shall have been made in full to the holders of the Preferred Stock, they shall have no further rights in respect of their shares or the assets of the Corporation. If upon any liquidation or dissolution or winding up of the Corporation the assets available for distribution shall be insufficient to pay the holders of all outstanding shares of Preferred Stock the full amounts to which they respectively shall be entitled, the holders of the shares of the Preferred Stock of all series shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable in respect of the Preferred Stock of all series were paid in full. Neither the statutory merger nor consolidation of the Corporation into or with any other corporation, nor the statutory merger or consolidation of any other corporation into or with the Corporation, nor a sale, transfer or lease of all or any part of the assets of the Corporation, shall be deemed a liquidation, dissolution or winding up of the Corporation within the meaning of this Paragraph 5.

6. The Corporation at the option of the Board of Directors may at any time redeem the whole or from time to time may redeem any part of any series of Preferred Stock for the consideration provided in and accordance with the terms and conditions of the resolution or resolutions of the Board of Directors, providing for the issuance of such series.

COMMON STOCK

7. Subject TO the foregoing provisions, such dividends is payable in cash, shares or otherwise; as may be determined by the Board of Directors may be declared and paid on the Common Stock from time to time [from the net earnings or from the surplus of the assets over the liabilities including capital of the Corporation] in accordance with the Florida General Corporation Act, and no one shall be entitled to share in those dividends by reason of being a holder of Preferred Stock of any series.

8. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary all assets and property remaining after discharging the debts and liabilities of the Corporation and after paying all amounts payable upon liquidation to the holders of Preferred Stock then outstanding, shall be distributed to the holders of the Common Stock according to their respective shares.

VOTING

9. Except as provided in Paragraph 12 at all meetings of shareholders of the Corporation, each holder of record of Common Stock shall he entitled to one vote for each share of Common Stock held by him, and each holder of record of Preferred Stock shall have such voting rights, if any, as may be provided in resolutions adopted by the Board of Directors providing for the issuance of each series.

GENERAL

10. Nothing herein contained shall be deemed to prevent the Corporation from purchasing, either in the open market or at a private sale, at any time or from time to time, the whole or any part of its outstanding Preferred Stock its any price or prices

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11. No shareholder of the Corporation shall, by reason of his holding shares of any class or series of stock of this Corporation have any pre-emptive or other right to purchase any shares of any class or series of stock of this Corporation whether by reason of the sale for cash of new stock of the same kind, class or series as that which the stockholder already holds, or otherwise.

12. Notwithstanding anything to the contrary in these Articles. if any governmental authority, including any governmental authority engaged in regulating gaming activities, which has jurisdiction over the Corporation or any subsidiary of the Corporation determines that any shareholder of the Corporation (including any beneficial owner of stock owned of record by another firm or person) is not licensable, qualified or suitable to be a shareholder of the Corporation, or if any governmental authority determines that a shareholder of the Corporation is required to obtain a license or be found suitable or qualified to be a shareholder of the Corporation and the shareholder does not promptly (and in any event within any period specified by the governmental authority or by any applicable law or regulation) apply for a license or to be found suitable or qualified. (i) beginning on the day the governmental authority makes the determination, or such later date as is fixed by the governmental authority, until the determination of the governmental authority is revoked or the shareholder is licensed or found suitable or qualified, the shareholder will not be entitled to receive any dividends, to exercise, directly or indirectly, any voting rights, or to exercise, directly or indirectly, any other rights of a shareholder, with regard to any stock of the corporation owned of record or beneficially by that shareholder, and no stock owned of record or, to the knowledge of the Corporation, beneficially by that shareholder will be treated as outstanding for the purpose of determining the number of shares entitled to vote, or required for there to be a quorum, at any meeting of shareholders. (ii) the shareholder will be required to dispose of all stock of the Corporation which the shareholder owner of record or of which the shareholder is the beneficial owner, within 30 days after the Corporation notifies the shareholder of the determination of the governmental authority, and (iii) beginning on the 30th day after the day on which the Corporation notifies the shareholder of the determination of the governmental authority, the Corporation will have the option to redeem at ant time, or from time to time, until the determination of the governmental authority is revoked or the shareholder becomes licensed or is found qualified or suitable, any or all of the stock of the Corporation which the shareholder owns of record or of which the shareholder is the beneficial owner, at the price per share which is the lower of (a) the fair market value of a share of stock of the class to be redeemed on the day the Corporation notifies the shareholder of the determination of the governmental authority, or (b) the fair market value of a share of stock of the class to be redeemed on the day the Corporation notifies the shareholder of the Corporation’s election to redeem the stock. For the purpose of this Paragraph 12 the fair market value of a share of a class of stock of the Corporation on a day will be (A) the last reported price at which the stock of that class is traded on that day on the principal market for stock of that class (whether that is a stock exchange, an automated quotation system or another organized market) or (B) if the stock of that class is not traded in an organized market, the fair market value of a share of stock of that class as determined in good faith by the Corporation’s Board of Directors, based upon an evaluation provided by an investment banking firm or other expert in valuing securities, and (ii) a notice of a determination of a governmental authority or of an election to redeem stock will be deemed given to a shareholder on the day when it is mailed by first class mail to the shareholder at the address shown on the stock records of the Corporation, or, if the shareholder is a beneficial but not a record owner of stock of the Corporation, at any address of the shareholder shown on any report or other item filed with Securities and Exchange Commission or any successor to that agency, or the address shown on the stock records of the Corporation of any record owner of any stock of the Corporation of which the shareholder is a beneficial owner. The Corporation will be entitled to injunctive relief in any court of competent jurisdiction to enforce the provisions of this Paragraph 12 and each holder of stock of the Corporation will be deemed to have acknowledged by acquiring or retaining stock of the Corporation that failure to comply with this Paragraph 12 will expose the Corporation to irreparable injury for which there is no adequate remedy at law and that the Corporation is entitled to injunctive relief to enforce the provisions of this Paragraph 12.

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ARTICLE IV

Amount of Capital with which to Begin Business

The amount of capital with which this Corporation will commence business shall be no less than Five Hundred Dollars ($500,00), the amount of which fully paid.

ARTICLE V

Term

The term for which this Corporation shall exist shall be perpetual.

ARTICLE VI

[Principal Place of Business]

[The principal place of business of the said Corporation shall be 6986 Abbott Avenue, Miami Beach, with the privilege of having other offices, either within or without the State of Florida.]

Written Consent

Any action required or permitted to be taken by the shareholders of the Corporation must be effected ILLEGIBLE July called annual of special meeting of such holders and may not be effected by any consult in ILLEGIBLE by such holders; provided, however, that the foregoing shall not derogate from the authority of all the directors and all of the shareholders of the Corporation eligible to vote, to adopt an amendment to the articles of Incorporation by signing a written statement manifesting their intention that an amendment to the Articles of Incorporation be adopted pursuant to Section 607.181 of the Florida General Corporation Act.

ARTICLE VII

Number of Directors

The number of Directors of this Corporation shall be not less than (3) and not more than nine (9)

ARTICLE VIII

Number and Classification of Directors

1. The directors shall be divided into three classes, designated class I, Class II and Class III, Each class shall consist as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The term of the initial Class I directors shall terminate on the date of the 1987 annual meeting of shareholders: the term of the initial Class II directors shall terminate on the date of the 1988 annual meeting of shareholders and the term of the initial Class III directors shall terminate on the date of the 1989 annual meeting of shareholders. At each annual meeting of shareholders beginning in 1987, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease in directorships shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office only until the next election of directors by the shareholders, but in no case will a decrease in the number of directors shorten the term of any incumbent director. Directors shall hold office until the annual meeting for the year in which their terms expire and until their successors shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors, howsoever resulting, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director elected to fill a vacancy shall hold office only until the next election of directors by the shareholders.

2. Notwithstanding the forgoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office. filling of vacancies and other features of such directorships shall be governed by the terms of these Articles of incorporation or the resolution or resolutions by the Board of Directors pursuant to Article III applicable thereto and such directors so elected shall not be divided into classes pursuant to this Article VIII unless expressly provided by such terms.

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ARTICLE IX

Removal of Directors

Subject to the rights, if any, of the holders of shares of Preferred Stock, then outstanding, any or all of the directors of the Corporation may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of eighty percent (80%) of the outstanding stock of the Corporation then entitled to vote generally for the election of directors, considered for purposes of this Article IX as one class.

ARTICLE X

Amendment of By-Laws

In furtherance and not in limitation of the powers conferred by statue, the Board of Directors is expressly authorized to make, alter, amend, change, add to or repeal the By-laws of the Corporation. In addition, the By-laws of the Corporation may be adopted, repealed, altered, amended or rescinded by the affirmative vote of eighty percent (80%) of the outstanding stock of the Corporation entitled to vote thereon. In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless to the provisions of the statutes of Florida, these Articles of Incorporation, and any By-laws adopted by the shareholders; provided , however, that no By-laws hereafter adopted by the shareholders shall invalidate any prior act of the directors which would have been valid if such By-laws had not been adopted.

ARTICLE XI

Fair Price

A. In addition to any affirmative vote required by law or these Articles of Incorporation or the By-laws of the Corporation, and except as otherwise expressly provided in Section B of this Article XI, a Business Combination (as hereinafter defined) with, or proposed by or on behalf of, an interested Stockholder (as hereinafter defined) or any Affiliate or Associate (as hereinafter defined) of such Interested Stockholder or any person who thereafter would be an Affiliate or Associate of such Interested Stockholder shall require the affirmative vote of not less than eighty percent (80%) of the votes entitled to be cast by the holders of all the then outstanding shares of Voting Stock (as hereinafter defined), voting together as a single class, excluding Voting Stock beneficially owned by such Interested Stockholder. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage or separate class vote may be specified, by law or in any agreement with any national securities exchange or otherwise.

B. The provisions of Section A of this Article XI shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote, if any, as is required by law or by any other provision of these Articles of Incorporation or the By-laws of the Corporation, or any agreement with any national securities exchange, if all of the conditions specified in either of the following Paragraphs 1 or 2 are met or, in the case of a Business Combination not involving the payment of consideration to the holders of the Corporation’s outstanding Capital Stock (as hereinafter defined), if the condition specified in the following Paragraph I is met:

C. The Business Combination shall have been approved, either specifically or as a transactions which is within an approved category of transaction: by a majority (whether such approval is made prior to or

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subsequent to the acquisition of, or announcement of public disclosure of the intention to acquire, beneficial ownership of the Voting Stock that caused the Interested Stockholder to become an Interested Stockholder) of the Continuing Directors (as hereinafter defined)

2. All of the following conditions shall have been met:

(a) The aggregate per share amount of cash and the Fair Market Value as hereinafter defined), as of the date of the consummation of the Business Combination, of consideration other than cash to be received by holders of Common Stock in such Business Combination shall be at least equal to the highest amount determined under clauses (i), (ii), (iii) and (iv) below:

(i) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid by or on behalf of the Interested Stockholder for any share of Common Stock in connection with the acquisition by the Interested Stockholder of beneficial ownership of shares of Common Stock (x) within the two-year period immediately prior to the first public announcement of the proposed Business Combination (the “Announcement Date”) or (y) in the transaction in which it became as Interested Stockholder, whichever is higher, in either case as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification affecting or relating to the Common Stock:

(ii) the Fair Market Value per share of Common Stock on the Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (the “Determination Date”), whichever is higher, as adjusted for any subsequent stock split, stock dividend, subdivision, or reclassification affecting or relating to the Common Stock:

(iii) (if applicable) the price per share equal to the Fair Market Value per share of Common Stock determined pursuant to the immediately preceding clause (ii), multiplied by the ratio of (x) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid by or on behalf of the Interested Stockholder for any share of Common Stock in connection with the acquisition by the Interested Stockholder of beneficial ownership of shares of Common Stock within the two-year period immediately prior to the Announcement Date, as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification affecting or relating to the Common Stock to (y) the Fair Market Value per share of Common Stock on the day immediately preceding the first day in such two-year period on which the Interested Stockholder acquired beneficial ownership of any share of Common Stock, as adjusted for any subsequent stock split, stock dividend, subdivision, or reclassification affecting or relating to the Common Stock; and

(iv) the Corporations’ net income per share of Common Stock for the four full consecutive fiscal quarters immediately preceding the Announcement Date, multiplied by the higher of the their price/earnings multiple (if any) ILLEGIBLE such Interested Stockholder or the highest price/earnings multiple of the Corporation within the two-year period immediately preceding the Announcement Date (such price/earnings multiples being determined as customarily computed and reported in the financial community).

(b) The aggregate amount per share of cash and the Fair Market Value, as of the date of the consummation of the Business Combination, of consideration other than cash to be received by holders of shares of any class or series of outstanding Capital Stock, other than Common Stock, shall be at least equal to the highest amount determined under clauses (i), (ii), (iii) and (iv) below:

(i) (if applicable) the highest per share price (including any brokerage commissions transfer taxes and soliciting dealers’ fees) paid by or on behalf of the Interested Stockholder for any share of such class or series of Capital Stock in connection with the acquisition by the Interested Stockholder of beneficial ownership of shares of such class or series of Capital Stock (x) within the two year period immediately prior to the Announcement Date or (y) in the transaction in which it became an Interested Stockholder, whichever is higher, in either case as adjusted for any subsequent stock split, stock dividend, subdivision, or reclassification affecting or relating to such class or series of Capital Stock:

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(ii) the Fair Market Value per share of such class or series of Capital Stock on the Announcement Date or on the Determination Date, whichever is higher, as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification affecting or relating to such class or series of Capital Stock;

(iii) (if applicable) the price per share equal to the Fair Market Value per share of such class or series of Capital Stock determined pursuant to the immediately preceding clause (ii), multiplied by the ratio of (x) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid by or on behalf of the Interested Stockholder for any share of such class or series of Capital Stock in connection with the acquisition by the Interested Stockholder of beneficial ownership of shares of such class or series of Capital Stock within the two-year period immediately prior to the Announcement Date, as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification affecting or relating to such class or series of Capital Stock to (y) the Fair Market Value per share of such class or series of Capital Stock on the day immediately preceding the first day in such two-year period on which the Interested Stockholder acquired beneficial ownership of any share of such class or series of Capital Stock, as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification affecting or relating to such class or series of Capital Stock, and

(iv) (if applicable) the highest preferential amount per share to which the holders of shares of such class or series of Capital Stock would be entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation regardless of whether the Business Combination to be consummated constitutes such an event.

The provisions of this Paragraph 2 shall be required to be met with respect to every class or series of outstanding Capital Stock, whether or not the Interested Stockholder has previously acquired beneficial ownership of any shares of a particular class or series of Capital Stock.

(c) The consideration to be received by holders of a particular class or series of outstanding Capital Stock shall be in cash or in the same form as previously has been paid by or on behalf of the Interested Stockholder in connection with its direct or indirect acquisition of beneficial ownership of shares of such class or series of Capital Stock. If the consideration so paid for shares of any class or series of Capital Stock varied as to form, the form of consideration for such class or series of Capital Stock shall be either cash or the form used to acquire beneficial ownership of the largest number of shares of such class or series of Capital Stock previously acquired by the Interested Stockholder.

(d) After the Determination Date and prior to the consummation of such Business Combination (i) except as approved by a majority of the Continuing Directors, there shall have been no feature to declare and pay at the regular dates therefor any full quarterly dividends (whether or not cumulative) payable in accordance with the terms of any outstanding Capital Stock; (ii) there shall have been no reduction in the annual rate of dividends paid on the Common Stock except as necessary to reflect any stock split, stock dividend or subdivision of the Common Stock except as approved by a majority of the Continuing Directors; (iii) there shall have been an increase in the annual rate of dividends paid on the Common Stock as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction that less the effect of reducing the number of outstanding shares of Common Stock, unless the failure so to increase such annual rate is approved by a majority at the Continuing Directors; and (iv) such Interested Stockholder shall not have become the beneficial owner of any additional shares of Capital Stock except as part of the transaction that results in such Interested Stockholder becoming an Interested Stockholder and except in a transaction that, after giving effect thereto, would not result in any increase in the Interested Stockholder’s percentage beneficial ownership of any class or series Capital Stock.

(e) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) or, any subsequent provisions replacing the Exchange Act, shall be mailed to all stockholders of the Corporation at least 30 days prior to the

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consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to the Exchange Act or subsequent provisions). The proxy or information statement shall contain on the first page thereof, in a prominent place, any statement as to the advisability (or inadvisability) of the Business Combination that the Continuing Directors, or any of them, may choose to make and, if deemed advisable by a majority of the Continuing Directors, the opinion of an investment banking firm selected by a majority of the Continuing Directors as to the fairness (or absence thereof) of the terms of the Business Combination from a financial point of view to the holders of the outstanding shares of Capital Stock other than the Interested Stockholder and its Affiliates or Associates, such investment banking firm to be paid a reasonable fee for its services by the Corporation.

(f) Such Interested Stockholder shall not have made any major change in the Corporation’s business or equity capital structure without the approval of a majority of the Continuing Directors.

C. The following definitions shall apply with respect to this Article XI:

1. The term “Business Combination” shall mean:

(a) Any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (i) any Interested Stockholder or (ii) any other company (whether or not itself an Interested Stockholder) which is or after such merger or consolidation would be an Affiliate or Associate of an Interested Stockholder, or

(b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition or security arrangement, investment, loan, advance, guarantee agreement to purchase, agreement to pay extension of credit, joint venture participation or other arrangement (in one transaction or a series of transactions) with or for the benefit of any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder involving any assets, securities obligations or commitments of the Corporation, any Subsidiary or any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder which has aggregate Fair Market Value and/or involves aggregate commitments of $2,500,000 or more or constitutes more than 5 percent of the book value of the total asset (in the case of transactions involving assets or commitments other than capital stock) or 5 percent of the shareholders’ equity (in the case of transactions in capital stock) of the entity in question (the “Substantial Part”), as reflected in the most recent fiscal year-end consolidated balance sheet of such entity existing at the time the shareholders of the Corporation would be required to approve or authorize the Business Combination involving the assets, securities, obligations and/or commitments constituting any Substantial Part; provided that any arrangement, whether as employee, consultant or otherwise, other than as a director, pursuant to which any Interested Stockholder or any Affiliate or Associate thereof shall, directly or indirectly, have any control over or management of any aspect of the business or affairs of the Corporation, shall be deemed to be a “Business Combination” irrespective of the value test set forth above; or

(c) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation or for any amendment to the Corporation’s By-laws; or

(d) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or otherwise involving an Interested Stockholder) that has the effect, directly or indirectly, of increasing the proportionate share of any class or series of Capital Stock, or any securities convertible into Capital Stock or into equity securities of any Subsidiary, that is beneficially owned by any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

(e) any agreement, contract or other arrangement providing for any one or more of the actions specified in the foregoing clauses (a) to (d)

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2. The term “Capital Stock” shall mean all capital stock of the Corporation authorized to be issued from time to time under Article III of these Articles of Incorporation and the term “Voting Stock” shall mean all Capital Stock which by its terms may be voted on all matters submitted to stockholders of the Corporation generally.

3. The term “person” shall mean any individual, firm, company or other entity and shall include any group comprised of any person and any other person with whom such person or any Affiliate or Associate of such person has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of Capital Stock.

4. The term “Interested Stockholder” shall mean any person (other than the Corporation or any Subsidiary and other than any profit-sharing, employee stock ownership or other employee benefit plan of the Corporation or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity) who (a) is, or has announced or publicly disclosed a plan or intention to become, the beneficial owner of Voting Stock representing fifteen percent (15%) or more of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock; or (b) is an Affiliate or Associate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner of Voting Stock representing fifteen percent (15%) or more of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock.

5. A person shall be a “beneficial owner” of any Capital Stock (a) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; (b) which such person or any of its Affiliates or Associates has, directly or indirectly, (i) the right to acquire (whether such right is exercisable immediately or subject only to the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding: or (c) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Capital Stock. For the purposes of determining whether a person is an Interested Stockholder pursuant to Paragraph 4 of this Section C, the number of shares of Capital Stock deemed to be outstanding shall include shares deemed beneficially owned by such person through application of this Paragraph 5 of Section C, but shall not include any other shares of Capital Stock that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

6. The terms “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act as in effect on July 8, 1987 (the term “registrant” in said Rule 12b-2 meaning in this case the Corporation).

7. The term “Subsidiary” means any company of which a majority of any class of equity security is beneficially owned by the Corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in Paragraph 4 of this Section C, the term “Subsidiary” shall mean only a company of which a majority of each class of equity security is beneficially owned by the Corporation.

8. The term “Continuing Director” means (i) any member of the Board of Directors of the Corporation (the “Board of Directors”), while such person is a member of the Board of Directors, who is not an Interested Stockholder or an Affiliate or Associate or representative of the Interested Stockholder and was a member of the Board of Directors prior to the time that the Interested Stockholder became an Interested Stockholder, and (ii) any person who subsequently becomes a member of the Board of Directors, while such person is a member of the Board of Directors, who is not an Interested Stockholder or an Affiliate or Associate or representative of the Interested Stockholder, if such person’s nomination for election or election to the Board of Directors is recommended or approved by a majority of the Continuing Directors then in office.

9. The term “Fair Market Value” means (a) in the case of cash, the amount of such cash; (b) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or

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of such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if stock is not listed on such Exchange, on the principal United States securities exchange registered under the Exchange Act on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any similar system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the Continuing Directors in good faith; and (c) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined in good faith by a majority of the Continuing Directors.

10. In the event of any Business Combination in which the Corporation survives, the phrase “consideration other than cash to be received” as used in Paragraphs 2.a and 2.b of Section B of this Article XI shall include the shares of Common Stock and/or the shares of any other class or series of Capital Stock retained by the holders of such shares.

D. A majority of the Continuing Directors shall have the power and duty to determine for the purposes of this Article XI, on the basis of information known to them after reasonable inquiry, all questions arising under this Article XI, including, without limitation, (a) whether a person is an Interested Stockholder, (b) the number of shares of Capital Stock or other securities beneficially owned by any person, (c) whether a person is an Affiliate or Associate of another, (d) whether a Proposed Action (as hereinafter defined) is with, or proposed by, or on behalf of an Interested Stockholder or an Affiliate or Associate of an Interested Stockholder, (e) whether the assets that are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of $2,500,000 or more. (f) whether the assets or securities that are the subject of any Business Combination constitute a Substantial Part, and (g) to what extent an adjustment is appropriate (including an adjustment to paragraph 2 of Section B of this Article XI) in respect of any provision contained within this Article XI as a result of a merger, consolidation, stock split, stock dividend, extraordinary cash dividend, subdivision, reclassification, recapitalization or similar transaction. Any such determination made in good faith shall be binding and conclusive on all parties. For purposes of this Article XI (including without limitation paragraph 2 of Section B and subparagraph (g) of this Section D of this Article XI), the term “Corporation” including, without limitation, any reference to any shares of capital stock of the Corporation or the holders or prices or value of such shares shall be deemed to include any predecessor corporation and the corresponding shares of capital stock of such predecessor corporation and the holders and prices and value of such shares.

E. Nothing contained in this Article XI shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

F. The fact that any Business Combination complies with the provisions of Section B at this Article VIII shall not be construed to impose any fiduciary duty, obligation or responsibility on the Board of Director or any member thereof, to approve such Business Combination or recommend its adoption or approval to the stockholders of the Corporation, nor shall such compliance limit, prohibit or otherwise restrict in any manner the Board of Directors, or any member thereof, with respect to evaluations of or actions and responses taken with respect to such Business Combination.

G. For the purposes of this Article XI, a Business Combination or any proposal to amend, repeal or adopt any provision of this Certificate of Incorporation inconsistent with this Article XI (collectively “Proposed Action”) is presumed to have been proposed by, or on behalf of, an Interested Stockholder or an Affiliate or Associate of an Interested Stockholder or a person who thereafter would become such if ILLEGIBLE after the Interested Stockholder became such, the Proposed Action is proposed following the election of any director of the Corporation who with respect to such Interested Stockholder, would not qualify to serve as a Continuing Director, or (2) such Interested Stockholder, Affiliate Associate or person votes for or consents to the adoption of any such Proposed Action, unless as to such Interested Stockholder, Affiliate Associate or person a majority of the Continuing Directors makes a good faith determination that such Proposed Action is not proposed by or on behalf of such Interested Stockholder, Affiliate, Associate or person, based on information known to them after reasonable inquiry

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H. Notwithstanding any other provisions of these Articles of Incorporation or the By-laws of the Corporation (and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law, these Articles of Incorporation or the By-laws of the Corporation), any proposal to amend, repeal or adopt any provision of these Articles of Incorporation inconsistent with the Article XI which is proposed by or on behalf of an Interested Stockholder or an Affiliate or Associate of an Interested Stockholder shall require the affirmative vote of the holders of not less than eighty percent (80%) of the votes entitled to be cast by the holders of all the then outstanding shares of Voting Stock, voting together as a single class excluding Voting Stock beneficially owned by such Interested Stockholder.

ARTICLE Xll

Supermajority Vote

Notwithstanding anything contained in these Articles of Incorporation to the contrary, Article VI, Article VIII. Article IX and Article X hereof shall not be altered, amended or repealed and no provision inconsistent therewith shall be adopted without the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all the stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Notwithstanding anything contained in these Articles of Incorporation to the contrary, the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all the stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or, adopt any provision inconsistent with or repeal this Article XII.

The foregoing Amended and Restated Articles of Incorporation have been adopted pursuant to Section 607.194 of the Florida General Corporation Act and there is no discrepancy between the Corporation’s Articles of Incorporation as theretofore amended and the provisions of such Amended and Restated Articles of Incorporation other than the inclusion of amendments adopted pursuant to subsection (4) of Section 607.194 of the Florida General Corporation Act and the omission of matters of historical interest.

IN WITNESS WHEREOF, the corporation by its duly authorized officers, has executed these Amended and Restated Articles of Incorporation on this 8th day of July, 1987

CAESARS WORLD, INC.

By:	/s/ ILLEGIBLE
PRESIDENT & CHIEF ILLEGIBLE OFFICER

By:	/s/ ILLEGIBLE
ILLEGIBLE

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ARTICLES OF MERGER

MERGING

CAESARS ANC II CORP.

INTO

CAESARS WORLD, INC.

Articles of Merger pursuant to

Section 607.227 of the Florida General Corporation Act.

The undersigned, being the Vice President-Taxes and the Secretary of Caesars World, Inc., a Florida corporation (the “Corporation”), do hereby certify, individually and on behalf of the Corporation, that:

1. Ownership. The Corporation owns all of the issued and outstanding shares of the capital stock of Caesars ANC I Corp., a Nevada corporation;

2. Resolution of the Board of Directors of the Corporation. The following resolutions were duly adopted by the Board of Directors of the Corporation pursuant to a unanimous written consent in lieu of a meeting:

WHEREAS, this Corporation owns all of the outstanding stock of Caesars ANC I Corp., Caesars ANC II Corp. and Caesars ANC III Corp. (collectively the “Subsidiaries” and individually a “Subsidiary”); and

WHEREAS, this Corporation desires to merge the Subsidiaries with and into itself;

NOW, THEREFORE, BE IT RESOLVED THAT:

1. The Merger

This Corporation shall merge into itself each of the Subsidiaries, and shall assume all of the liabilities and obligations of each of the Subsidiaries (collectively the “Mergers” and individually a “Merger”). Each Merger shall become effective when a Certificate of Ownership and Merger (the “Certificates”) executed in accordance with Section 78.486 of the Nevada General Corporation Law shall have been delivered to, and accepted for filing by, the Secretary of State of Nevada (the “Effective Date”). After the Effective Date, this Corporation shall continue its corporate existence an the surviving corporation (sometimes referred to herein as the “Surviving Corporation”). On the Effective Date of each Merger the separate existence of the respective Subsidiary shall cease;

2. Conversion of Securities

Each share of stock of the respective Subsidiary owned by this Corporation immediately before the Effective Date of each Merger shall, by virtue of each Merger and without any action on the part of this Corporation or the Subsidiary, be cancelled and shall cease to exist;

3. Liquidation

The Merger of each Subsidiary into this Corporation shall constitute the final step of this Corporation’s plan for the complete liquidation of the Subsidiaries pursuant to which all of the assets of the Subsidiaries will be distributed to this Corporation;

4. Articles, Bylaws, Directors, Officers

(a) From and after the Effective Date of each Merger and until further amended in accordance with the Florida General Corporation Law, the Articles of Incorporation of this Corporation in effect immediately before the Effective Date of each Merger shall be the Articles of Incorporation of the Surviving Corporation;

(b) The Bylaws of this Corporation in effect immediately before the Effective Date of each Merger shall be the Bylaws of the Surviving Corporation until amended or repealed as therein provided or otherwise in accordance with the Florida General Corporation Law;

(c) The officers and directors of this Corporation in office immediately before the Effective Date of each Merger shall after the Effective Date of each Merger be the officers and directors of the Surviving Corporation until their respective successors are duly appointed or elected and qualified in accordance with the Bylaws and the Articles of Incorporation of the Surviving Corporation; and

RESOLVED, FURTHER, that the President, any Vice President, the Secretary and Treasurer of this Corporation be, and they hereby are, authorized and directed to make, or cause to be made, and to execute the Certificates and to file such Certificates in the Office of the Secretary of State of Nevada and in such other locations as they may deem necessary or proper.

2

IN WITNESS WHEREOF, the undersigned have executed these Articles of Merger on behalf of the Corporation on the 4th day of August, 1987.

CAESARS WORLD, INC.

By:	/s/ Edwin L. Getz
Edwin L. Getz,
Vice President, Taxes

By:	/s/ Philip L. Ball
Philip L. Ball,
Secretary

STATE OF CALIFORNIA	)
)
COUNTY OF LOS ANGELES	)

On this 4th day of August, 1987, personally appeared before me, a Notary Public in and for said State, Edwin L. Getz, the Vice President-Taxes and Philip L. Ball, the Secretary of Caesars World, Inc., a Florida corporation, personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the within instrument and acknowledged that they executed the same.

/s/ ILLEGIBLE
Notary Public

8972U

3

ARTICLES OF MERGER

MERGING

CAESARS ANC II CORP.

INTO

CAESARS WORLD, INC.

Articles of Merger pursuant to

Section 607.227 of the Florida General Corporation Act.

The undersigned, being the Vice President-Taxes and the Secretary of Caesars World, Inc., a Florida, corporation (the “Corporation”), do hereby certify, individually and on behalf of the Corporation, that:

1. Ownership. The Corporation owns all of the issued and outstanding shares of the capital stock of Caesars ANC I Corp., a Nevada corporation;

2. Resolution of the Board of Directors of the Corporation. The following resolutions were duly adopted by the Board of Directors of the Corporation pursuant to a unanimous written consent in lieu of a meeting:

WHEREAS, this Corporation owns all of the outstanding stock of Caesars ANC I Corp., Caesars ANC II Corp. and Caesars ANC III Corp. (collectively the “Subsidiaries” and individually a “Subsidiary”); and

WHEREAS, this Corporation desires to merge the Subsidiaries with and into itself;

NOW, THEREFORE, BE IT RESOLVED THAT

1. The Merger

This Corporation shall merge into itself each of the Subsidiaries, and shall assume all of the liabilities and obligations of each of the Subsidiaries (collectively the “Mergers” and individually a “Merger”). Each Merger shall become effective when a Certificate of Ownership and Merger (the “Certificates”) executed in accordance with Section 78.486 of the Nevada General Corporation Law shall have been delivered to, and accepted for filing by, the Secretary of State of Nevada (the “Effective Date”). After the Effective Date, this Corporation shall continue its corporate existence as the surviving corporation (sometimes referred to herein as the “Surviving Corporation”). On the Effective Date of each Merger the separate existence of the respective Subsidiary shall cease;

2. Conversion of Securities

Each share of stock of the respective Subsidiary owned by this Corporation immediately before the Effective Date of each Merger shall, by virtue of each Merger and without any action on the part of this Corporation or the Subsidiary, be cancelled and shall cease to exist;

3. Liquidation

The Merger of each Subsidiary into this Corporation shall constitute the final step of this Corporation’s plan for the complete liquidation of the Subsidiaries pursuant to which all of the assets of the Subsidiaries will be distributed to this Corporation;

4. Articles, Bylaws, Directors, Officers

(a) From and after the Effective Date of each Merger and until further amended in accordance with the Florida General Corporation Law, the Articles of Incorporation of this Corporation in effect immediately before the Effective Date of each Merger shall be the Articles of Incorporation of the Surviving Corporation;

(b) The Bylaws of this Corporation in effect immediately before the Effective Date of each Merger shall be the Bylaws of the Surviving Corporation until amended or repealed as therein provided or otherwise in accordance with the Florida General Corporation Law;

(c) The officers and directors of this Corporation in office immediately before the Effective Date of each Merger shall after the Effective Date of each Merger be the officers and directors of the Surviving Corporation until their respective successors are duly appointed or elected and qualified in accordance with the Bylaws and the Articles of Incorporation of the Surviving Corporation; and

RESOLVED, FURTHER, that the President, any vice President, the Secretary and Treasurer of this Corporation be, and they hereby are, authorized and directed to make, or cause to be made, and to execute the Certificates and to file such Certificates in the Office of the Secretary of State of Nevada and in such other locations as they may deem necessary or proper.

2

IN WITNESS WHEREOF, the undersigned have executed these Articles of Merger on behalf of the Corporation on the 4th day of August, 1987.

CAESARS WORLD, INC.

By:	/s/ Edwin L. Getz
Edwin L. Getz,
Vice President, Taxes

By:	/s/ Philip L. Ball
Philip L. Ball,
Secretary

STATE OF CALIFORNIA	)
)
COUNTY OF LOS ANGELES	)

On this 4th day of August, 1987, personally appeared before me, a Notary Public in and for said State, Edwin L. Getz, the Vice President-Taxes and Philip L. Ball, the Secretary of Caesars World, Inc., a Florida corporation, personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the within instrument and acknowledged that they executed the same.

/s/ Linda Kaufman
Notary Public
OFFICIAL SEAL
Linda Kaufman
Notary Public-California

8972U

3

ARTICLES OF MERGER

MERGING

CAESARS ANC III CORP.

INTO

CAESARS WORLD, INC.

Articles of Merger pursuant to

Section 607.227 of the Florida General Corporation Act.

The undersigned, being the Vice President-Taxes and the Secretary of Caesars World. Inc., a Florida corporation (the “Corporation”) do hereby certify, individually and on behalf of the Corporation, that:

1. Ownership. The Corporation owns all of the issued and outstanding shares of the capital stock of Caesars ANC I Corp., a Nevada corporation;

2. Resolution of the Board of Directors of the Corporation. The following resolutions were duly adopted by the Board of Directors of the Corporation pursuant to a unanimous written consent in lieu of a meeting:

WHEREAS, this Corporation owns all of the outstanding stock of Caesars ANC I Corp., Caesars ANC ILLEGIBLE Corp. and Caesars ANC III Corp. (collectively the “Subsidiaries” and individually a “Subsidiary”); and

WHEREAS, this Corporation desires to merge the Subsidiaries with and into itself;

NOW, THEREFORE, BE IT RESOLVED THAT:

1. The Merger

This Corporation shall merge into itself each of the Subsidiaries, and shall assume all of the liabilities and obligations of each of the Subsidiaries (collectively the “Mergers” and individually a “Merger”). Each Merger shall become effective when a Certificate of Ownership and Merger (the “Certificates”) executed in accordance with Section 78.486 of the Nevada General Corporation Law shall have been delivered to, and accepted for filing by, the Secretary of State of Nevada (the “Effective Date”). After the Effective Date, this Corporation shall continue its corporate existence as the surviving corporation (sometimes referred to herein as the “Surviving Corporation”). On the Effective Date of each Merger the separate existence of the respective Subsidiary shall cease;

2. Conversion of Securities

Each share of stock of the respective Subsidiary owned by this Corporation immediately before the Effective Date of each Merger shall, by virtue of each Merger and without any action on the part of this Corporation or the Subsidiary, be cancelled and shall cease to exist;

3. Liquidation

The Merger of each Subsidiary into this Corporation shall constitute the final step of this Corporation’s plan for the complete liquidation of the Subsidiaries pursuant to which all of the assets of the Subsidiaries will be distributed to this Corporation;

4. Articles, Bylaws, Directors, Officers

(a) From and after the Effective Date of each Merger and until further amended in accordance with the Florida General Corporation Law, the Articles of Incorporation of this Corporation in effect immediately before the Effective Date of each Merger shall be the Articles at Incorporation of the Surviving Corporation;

(b) The Bylaws of this Corporation in effect immediately before the Effective Date of each Merger shall be the Bylaws of the Surviving Corporation until amended or repealed as therein provided or otherwise in accordance with the Florida General Corporation Law;

(c) The officers and directors of this Corporation in office immediately before the Effective Date of each Merger shall after the Effective Date of each Merger be the officers and directors of the Surviving Corporation until their respective successors are duly appointed or elected and qualified in accordance with the Bylaws and the Articles of Incorporation of the Surviving Corporation; and

RESOLVED, FURTHER, that the President, any Vice President, the Secretary and Treasurer of this Corporation be, and they hereby are, authorized and directed to make, or cause to be made, and to execute the Certificates and to file such Certificates in the Office of the Secretary of State of Nevada and in such other locations as they may deem necessary or proper.

2

IN WITNESS WHEREOF, the undersigned have executed these Articles of Merger on behalf of the Corporation on the 4th day of August, 1987.

CAESARS WORLD, INC.

By:	/s/ Edwin L. Getz
Edwin L. Getz,
Vice President, Taxes

By:	/s/ Philip L. Ball
Philip L. Ball,
Secretary

STATE OF CALIFORNIA	)
)
COUNTY OF LOS ANGELES	)

On this 4th day of August, 1987, personally appeared before me, a Notary Public in and for said State, Edwin L. Getz, the Vice President-Taxes and Philip L. Ball, the Secretary of Caesars World, Inc., a Florida corporation, personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the within instrument and acknowledged that they executed the same.

/s/ ILLEGIBLE
Notary Public

8973U

3

ARTICLES OF MERGER

MERGING

CAESARS ANC I CORP.

INTO

CAESARS WORLD, INC.

Articles of Merger pursuant to

Section 607.227 of the Florida General Corporation Act.

The undersigned, being the Vice President-Taxes and the Secretary of Caesars World, Inc., a Florida corporation (the “Corporation”), do hereby certify, individually and on behalf of the Corporation, that:

1. Ownership. The Corporation owns all of the issued and outstanding shares of the capital stock of Caesars ANC I Corp., a Nevada corporation;

2. Resolution of the Board of Directors of the Corporation. The following resolutions were duly adopted by the Board of Directors of the Corporation pursuant to a unanimous written consent in lieu of a meeting:

WHEREAS, this Corporation owns all of the outstanding stock of Caesars ANC I Corp., Caesars ANC II Corp. and Caesars ANC III Corp. (collectively the “Subsidiaries” and individually a “Subsidiary”); and

WHEREAS, this Corporation desires to merge the Subsidiaries with and into itself;

NOW, THEREFORE, BE IT RESOLVED THAT:

1. The Merger

This Corporation shall merge into itself each of the Subsidiaries, and shall assume all of the liabilities and obligations of each of the Subsidiaries (collectively the “Mergers” and individually a “Merger”). Each Merger shall become effective when a Certificate of Ownership and Merger (the “Certificates”) executed in accordance with Section 78.486 of the Nevada General Corporation Law shall have been delivered to, and accepted for filing by, the Secretary of State of Nevada (the “Effective Date”). After the Effective Date, this Corporation shall continue its corporate existence as the surviving corporation (sometimes referred to herein as the “Surviving Corporation”). On the Effective Date of each Merger the separate existence of the respective Subsidiary shall cease;

2. Conversion of Securities

Each share of stock of the respective Subsidiary owned by this Corporation immediately before the Effective Date of each Merger shall, by virtue of each Merger and without any action on the part of this Corporation or the Subsidiary, be cancelled and shall cease to exist;

3. Liquidation

The Merger of each Subsidiary into this Corporation shall constitute the final step of this Corporation’s plan for the complete liquidation of the Subsidiaries pursuant to which all of the assets of the Subsidiaries will be distributed to this Corporation;

4. Articles, Bylaws, Directors, Officers

(a) Front and after the Effective Date of each Merger and until further amended in accordance with the Florida General Corporation Law, the Articles of Incorporation of this Corporation in effect immediately before the Effective Date of each Merger shall be the Articles of Incorporation of the Surviving Corporation;

(b) The Bylaws of this Corporation in effect immediately before the Effective Date of each Merger shall be the Bylaws of the Surviving Corporation until amended or repealed as therein provided or otherwise in accordance with the Florida General Corporation Law;

(c) The officers and directors of this Corporation in office immediately before the Effective Date of each Merger shall after the Effective Date of each Merger be the officers and directors of the Surviving Corporation until their respective successors are duly appointed or elected and qualified in accordance with the Bylaws and the Articles of Incorporation of the Surviving Corporation; and

RESOLVED, FURTHER, that the President, any Vice President, the Secretary and Treasurer of this Corporation be, and they hereby are, authorized and directed to make, or cause to be made, and to execute the Certificates and to file such Certificates in the Office of the Secretary of State of Nevada and in such other locations as they may deem necessary or proper.

2

IN WITNESS WHEREOF, the undersigned have executed these Articles of Merger on behalf of the Corporation on the 4th day of August, 1987.

CAESARS WORLD, INC.

By:	/s/ Edwin L. Getz
Edwin L. Getz,
Vice President, Taxes

By:	/s/ Philip L. Ball
Philip L. Ball
Secretary

STATE OF CALIFORNIA	)
)
COUNTY OF LOS ANGELES	)

On this 4th day of August, 1987, personally appeared before me, a Notary Public in and for said State, Edwin L. Getz, the Vice President-] Taxes and Philip L. Ball, the Secretary of Caesars World, Inc., a Florida corporation, personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the within instrument and acknowledged that they executed the same.

/s/ ILLEGIBLE
Notary Public

8971U	OFFICIAL SEAL OF
LINDA KAUFMAN
NOTARY PUBLIC - CALIFORNIA LOS ANGELES COUNTY

3

AMENDED AND

RESTATED ARTICLES OF INCORPORATION

OF

CAESARS WORLD, INC.

Originally Incorporated

On

June 4, 1953

as Lum’s Bar, Inc.

Additions are underscored, delations are bracketed

To:	Department of State

Tallahassee, Florida 32304

Pursuant to the provisions of Section 807.194 of the Florida Statues, the undersigned Corporation, pursuant to a resolution duly adopted by its shareholders on December 6, 1988 and by its board of directors, hereby adopts the following amended and restated Articles of Incorporation, Article VII of which contains amendments duly adopted pursuant to subsection (4) of Section 607.194:

ARTICLE I

Name of Corporation

The name of the Corporation shall be CAESARS WORLD, INC.

ARTICLE II

General Nature of Business

The general nature of the business and the subjects and purposes proposed to be transacted and carried on are to transact any and all lawful business for which corporations may be incorporated under the Florida General Corporation Act or any successor statute.

ARTICLE III

Capital Stock

The total authorized stock of the Corporation shall be Fifty Million (50,000,000) shares of Common Stock, par value $.10 per share, and One Million (1,000,000) shares of Preferred Stock, par value $1.00 per share.

The whole or any part of the capital stock of the Corporation shall be paid for in lawful money of the United States of America, or in property, labor, assignment or service at a just valuation that shall be fixed by the Directors. Property or labor may be purchased with the capital stock at such valuation as shall be fixed by the Directors.

The relative rights, voting power, preferences and restrictions of the shares of each class of stock which are fixed by the Certificate of Incorporation, and the express grant of authority to the Board of Directors of the Corporation (hereinafter referred to as the “Board of Directors”) to fix by resolution or resolutions certain rights, voting power, preferences and restrictions, are as follows:

PREFERRED STOCK

1. The 1,000,000 shares of Preferred Stock may be issued from time to time in one or more series, each of which series shall have such relative rights, voting power, preferences and restrictions as are stated herein and in the resolutions providing for the issuance of such series adopted by the Board of Directors as hereinafter provided.

2. Authority is hereby expressly granted to the Board of Directors, subject to the provisions of this Article III, to authorize, from time to time, the issuance of one of more series of Preferred Stock, and to fix with respect to each series;

(a) The distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

(b) The dividend rate or rates to which shares of such series shall be entitled; the restrictions, conditions and limitations upon the payment of such dividends; whether such dividends shall be cumulative and, if cumulative, the date or dates from which such dividends shall be cumulative and the dates on which such dividends if declared shall be payable;

(c) The manner of selecting shares for redemption, the redemption price or prices, the manner of redemption and the effect thereof;

(d) The amount payable on shares of such series in the event of any liquidation, dissolution or winding up of the Corporation, which amount may vary at different dates and may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary;

(e) The obligation, if any, of the Corporation to maintain a purchase, retirement or sinking fund for shares of such series and the provisions with respect thereto;

(f) The terms and conditions of the rights, if any, or the holders of shares of such series to convert such shares into shares of Common Stock, or of another series of Preferred Stock, of the Corporation;

(g) The terms and conditions of the rights, if any, of the holders of shares of such series to vote such shares;

(h) Any other rights, preferences, powers and restrictions not inconsistent with applicable law or the provisions hereof;

3. All shares of any one series of Preferred Stock shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative. All series of Preferred Stock shall be of equal rank and be identical in all respects, except as permitted by the foregoing provisions of paragraph 2 of this Article III.

4. The holders of the Preferred Stock of each series shall be entitled to receive dividends in cash, when and as declared by the Board of Directors, as permitted by the Florida General Corporation Act, at such rate as may be specified in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series, payable on such dates as may be fixed by the Board of Directors. No dividends, whether in cash or property, shall be paid or declared, nor shall any distribution be made, in any year on the Common Stock unless and until the full dividends on the Preferred Stock of all series required to be paid in that year have been paid or declared, and if declared, a sum sufficient for the payment thereof has been set apart. In addition, so long as there shall be outstanding any shares of Preferred Stock of any series entitled to cumulate dividends pursuant to the resolution or resolutions providing for the issuance of such series, no dividends, whether in cash or property shall be paid or declared, nor shall any distribution be made on the Common Stock nor shall any shares of Common Stock be purchased, redeemed or otherwise acquired for value by the Corporation, unless the full cumulative dividends on the Preferred Stock of all series entitled to cumulative dividends for all past dividend periods and for the then current dividend period shall have been paid or declared, and if so declared, a sum sufficient for the payment thereof set apart, and the Corporation shall have set aside all amounts, if any, theretofore required to be set aside as and for a purchase, retirement or sinking fund, if any, for the Preferred Stock of all series for the then current year and all defaults, if any, in complying with any such purchase, retirement or sinking fund requirement in respect of previous years shall have been made good. The foregoing provisions of this Paragraph 4 shall not, however, apply to a dividend payable in Common Stock or to the acquisitions of shares of Common Stock in exchange for, or through application of the proceeds of the sale of, shares of Common Stock.

5. The holders of the Preferred Stock of each series shall be entitled in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, to be paid as a liquidating dividend, before any distribution or payment is made to the holders of any Common Stock, the amount per share provided for in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series. When such payment shall have been made in full to the holders of the Preferred Stock, they shall have no further rights in respect of their shares or the assets of the Corporation. If upon any liquidation or dissolution or winding up of the Corporation the assets available for distribution shall be insufficient to pay the holders of all outstanding shares of Preferred Stock the full amounts to which they respectively shall be entitled, the holders of the shares of the Preferred Stock of all series shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable in respect of the Preferred Stock of all series were paid in full. Neither the statutory merger nor consolidation of the Corporation into or with any other corporation, nor the statutory merger or consolidation of any other corporation into or with the Corporation, nor a sale, transfer or lease of all or any part of the assets of the Corporation, shall be deemed a liquidation, dissolution or winding up of the Corporation within the meaning of this Paragraph ILLEGIBLE.

6. The Corporation at the option of the Board of Directors may at any time redeem the whole or from time to time may redeem any part of any series of Preferred Stock for the consideration provided in and in accordance with the terms and conditions of the resolution or resolutions of the Board of Directors, providing for the issuance of such series.

COMMON STOCK

7. Subject to the foregoing provisions, such dividends (payable in cash, shares or otherwise) as may be determined by the Board of Director may be declared and paid on the Common Stock from time to time in accordance with the Florida General Corporation Act, and no one shall be entitled to share in those dividends by reason of being a holder of Preferred Stock of any series.

8. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, all assets and property remaining after discharging the debts and liabilities of the Corporation and after paying all amounts payable upon liquidation to the holders of Preferred Stock then outstanding, shall be distributed to the holders of the Common Stock according to their respective shares.

VOTING

9. Except as provided in Paragraph 12, at all meetings of Stockholders of the Corporation, each holder of record of Common Stock shall be entitled to one vote for each share of Common Stock held by him, and each holder of record of Preferred Stock shall have such voting rights, if any, as may be provided in resolutions adopted by the Board of Directors providing for the issuance of each series.

GENERAL

10. Nothing herein contained shall be deemed to prevent the Corporation from purchasing, either in the open market or at a private sale, at any time or from time to time, the whole or any part of its outstanding Preferred Stock at any price or prices.

11. No stockholder of the Corporation shall, by reason of his holding shares of any class or series of stock of this Corporation, have any pre-emptive or other right to purchase any shares of any class or series of stock of this Corporation whether by reason of the sale for cash of new stock of the same kind, class or series as that which the stockholder already holds, or otherwise.

12. Notwithstanding anything to the contrary in these Articles, if any governmental authority, including any governmental authority engaged in regulating gaming activities, which has jurisdiction over the Corporation or any subsidiary of the Corporation determines that any shareholder of the Corporation including any beneficial owner of stock owned of record by another firm or person) is not licensable, qualified or suitable to be a shareholder of the Corporation, or if any governmental authority determines that a shareholder of the Corporation is required to obtain a license or be found suitable or qualified to be a shareholder of the Corporation and the shareholder does not promptly (and in any event within any period specified by the governmental authority or by any applicable law or regulation) apply for a license or to be found suitable or qualified, (i) beginning on the day the governmental authority makes the determination, or such later date as is fixed by the governmental authority, until the determination of the governmental authority is revoked or the shareholder is licensed or found suitable or qualified, the shareholder will not be entitled to receive any dividends, to exercise, directly or indirectly, any voting rights, or to exercise, directly or indirectly, any other rights of a shareholder, with regard to any stock of the corporation owned of record or beneficially by that shareholder, and no stock owned of record or, to the knowledge of the Corporation, beneficially by that shareholder will be treated as outstanding for the purpose of determining the number of shares entitled to vote, or required for there to be a quorum, at any meeting of shareholders, (ii) the shareholder will be required to dispose of all stock of the Corporation which the shareholder owns of record or of which the shareholder is the beneficial owner, within 30 days after the Corporation notifies the shareholder of the determination of the governmental authority, and (iii) beginning on the 30th day after the day on which the Corporation notifies the shareholder of the determination of the governmental authority, the Corporation will have the option to redeem at any time, or from time to time, until the determination of the governmental authority is revoked or the shareholder becomes licensed or is found qualified or suitable, any or all of the stock of the Corporation which the shareholder owns of record or of which the shareholder is the beneficial owner, at the price per share which is the lower of (a) the fair market value of a share of stock of the class to be redeemed on the day the Corporation notifies the shareholder of the determination of the governmental authority, or (b) the fair market value of a share of stock of the class to be redeemed on the day the Corporation notifies the shareholder of the Corporation’s election to redeem the stock. For the purposes of this Paragraph 12. (i) the fair market value of a share of a class of stock of the

Corporation on a day will be (A) the last reported price at which stock of that class is traded on that day on the principal market for stock of that class (whether that is a stock exchange, an automated quotation system or another organized market) or (B) if the stock of that class is not traded in an organized market, the fair market value of a share of stock of that class as determined in good faith by the Corporation’s Board of Directors, based upon an evaluation provided by an investment banking firm or other expert in valuing securities, and (ii) a notice of a determination of a governmental authority or of an election to redeem stock will be deemed given to a shareholder on the day when it is mailed by first class mail to the shareholder at the address shown on the stock records of the Corporation, or, if the shareholder is a beneficial but not a record owner of stock of the Corporation, at any address of the shareholder shown on any report or other item filed with the Securities and Exchange Commission or any successor to that agency, or at the address shown on the stock records of the Corporation of any record owner of any stock of the Corporation of which the shareholder is a beneficial owner. The Corporation will be entitled to injunctive relief in any court of competent jurisdiction to enforce the provisions of this Paragraph 12 and each holder of stock of the Corporation will be deemed to have acknowledged by acquiring or retaining stock of the Corporation that failure to comply with this Paragraph 12 will expose the Corporation to irreparable injury for which there is no adequate remedy at law and that the Corporation is entitled to injunctive relief to enforce the provisions of this Paragraph 12.

ARTICLE IV

Amount of Capital with which to Begin Business

The amount of capital with which this Corporation will commence business shall be no less than Five Hundred Dollars ($500.00), the amount of which is fully paid.

ARTICLE V

Term

The term for which this Corporation shall exist shall be perpetual.

ARTICLE VI

Written Consent

Any action required or permitted to be taken by the shareholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders; provided, however, that the foregoing shall not derogate from the authority of all the directors and all of the shareholders of the Corporation eligible to vote, to adopt an amendment to the Articles of Incorporation by signing a written statement manifesting their intention that an amendment to the Articles of Incorporation be adopted pursuant to Section 607.181 of the Florida General Corporation Act.

ARTICLE VII

Number of Directors

The number of Directors of this Corporation shall be the number as shall be set forth in a Bylaw of this Corporation duly adopted by the directors of this Corporation which number shall be not less than three (3) [and not] nor more than [nine (9)] eleven (II).

ARTICLE VIII

Number and Classification of Directors

1. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The term of the initial Class I directors shall terminate on the date of the 1987 annual meeting of shareholders; the term of the initial Class II directors shall terminate on the date of the 1988 annual meeting of shareholders and the term of the initial Class III directors shall terminate on the date of the 1989 annual meeting of shareholders. At each annual meeting of shareholders beginning in 1987, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease in directorships shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office only until the next election of directors by the shareholders, but in no case will a decrease in the number of directors shorten the term of any incumbent director. Directors shall hold office until the annual meeting for the year in which their terms expire and until their successors shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors, howsoever resulting, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director elected to fill a vacancy shall hold office only until the next election of directors by the shareholders.

2. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of these Articles of Incorporation or the resolution or resolutions adopted by the Board of Directors pursuant to Article III applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article VIII unless expressly provided by such terms.

ARTICLE IX

Removal of Directors

Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, any or all of the directors of the Corporation may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of eighty percent (80%) of the outstanding stock of the Corporation then entitled to vote generally for the election of directors, considered for purposes of this Article IX as one class.

ARTICLE X

Amendment of By-Laws

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend, change, add to or repeal the By-laws of the Corporation. In addition, the By-laws of the Corporation may be adopted, repealed, altered, amended or rescinded by the affirmative vote of eighty percent (80%) of the outstanding stock of the Corporation entitled to vote thereon. In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the statutes of Florida, these Articles of Incorporation, and any By-laws adopted by the shareholders; provided, however, that no By-laws hereafter adopted by the shareholders shall invalidate any prior act of the directors which would have been valid if such By-laws had not been adopted.

ARTICLE XI

Fair Price

A. In addition to any affirmative vote required by law or these Articles of Incorporation or the By-laws of the Corporation, and except as otherwise expressly provided in Section is of this Article XI a Business Combination (as hereinafter defined) with, or proposed by or on behalf of, an Interested Stockholder (as hereinafter defined) or any Affiliate or Associate (as hereinafter defined) of such Interested Stockholder or any person who thereafter would be an Affiliate or Associate of such Interested Stockholder shall require the affirmative vote of not less than eighty percent (80%) of the votes entitled to be cast by the holders of all the then outstanding shares of Voting Stock (as hereinafter defined), voting together as a single class.

excluding Voting Stock beneficially owned by such interested Stockholder. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a less percentage or separate class vote may be specified, by law or in any agreement with any national securities exchange or otherwise.

B. The provisions of Section A of this Article XI shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote, if any, as is required by law or by any other provision of these Articles of Incorporation or the By-laws of the corporation, or any agreement with any national securities exchange, if all of the conditions specified in either of the following Paragraphs 1 or 2 are met or, in the case of a Business Combination not involving the payment of consideration to the holders of the Corporation’s outstanding Capital Stock (as hereinafter defined), if the condition specified in the following Paragraph 1 is met:

1. The Business Combination shall have been approved, either specifically or as a transaction which is within an approved category of transactions, by a majority (whether such approval is made prior to or subsequent to the acquisition of, or announcement of public disclosure of the intention to acquire, beneficial ownership of the Voting Stock that caused the Interested Stockholder to become an Interested Stockholder) of the Continuing Directors (as hereinafter defined).

2. All of the following conditions shall have been [illegible]:

(a) The aggregate per share amount of cash and the Fair Market Value (as hereinafter defined), as of the date of the consummation of the Business Combination, of consideration other than each to be received by holders of Common Stock in such Business Combination shall be at least equal to the highest amount determined under clauses (i), (ii), (iii) and (iv) below:

(i) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid by or on behalf of the Interested Stockholder for any share of Common Stock in connection with the acquisition by the Interested Stockholder of beneficial ownership of shares of Common Stock (x) within the two-year period immediately prior to the first public announcement of the proposed Business Combination (the “Announcement Date”) or (y) in the transaction in which it became an Interested Stockholder, whichever is higher, in either case as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification affecting or relating to the Common Stock;

(ii) the Fair Market Value per share of Common Stock on the Announcement Date or on the data on which the Interested Stockholder became an Interested Stockholder (the “Determination Date”), whichever is higher, as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification affecting or relating to the Common Stock;

(iii) (if applicable) the price per share equal to the Fair Market Value per share of Common Stock determined pursuant to the immediately preceding clause (ii) multiplied by the ratio of ILLEGIBLE the highest per share price (including any brokerage commissions; transfer taxes and soliciting dealers’ fees) paid by or on behalf of the Interested Stockholder for any share of Common Stock in connection with the acquisition by the Interested Stockholder of beneficial ownership of shares of Common Stock within the two-year period immediately prior to the Announcement Date, as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification affecting or relating to the Common Stock to (y) the Fair Market Value par share of Common Stock on the day immediately proceeding the first day in such two-year period on which the Interested Stockholder acquired beneficial ownership of any share of Common Stock, as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification affecting or relating to the Common Stock; and

(iv) the Corporations’ net income per share of Common Stock for the four full consecutive fiscal quarters immediately preceding the Announcement Date, multiplied by the higher of the then price/earnings multiple (if any) of such Interested Stockholder or the highest price/earnings multiple of the Corporation within the two-year period immediately preceding the Announcement Date (such price/earnings multiples being determined as customarily computed and reported in the financial community).

(b) The aggregate amount per share of cash and the Fair Market Value, as of the date of the consummation of the Business Combination, of consideration other than cash to be received by holders of shares of any class or series of outstanding Capital Stock, other than Common Stock, shall be at least equal to the highest amount determined under clauses (i), (ii), (iii) and (iv) below:

(i) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid by or on behalf of the Interested Stockholder for any share of such class or series of Capital Stock in connection with the acquisition by the Interested Stockholder of beneficial ownership of shares of such class or series of Capital Stock (x) within the two-year period immediately prior to the Announcement Date or (y) in the transaction in which it became an interested Stockholder, whichever is higher, in either case as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification affecting or relating to such class or series of Capital Stock;

(ii) the Fair Market Value per share of such class or series of Capital Stock on the Announcement Date or on the Determination Date, whichever is higher, as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification affecting or relating to such class or series of Capital Stock;

(iii) (if applicable) the price per share equal to the Fair Market Value per share of such class or series of Capital Stock determined pursuant to the immediately preceding clause (ii), multiplied by the ratio of (x) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid by or on behalf of the Interested Stockholder for any share of such class or series of Capital Stock in connection with the acquisition by the Interested Stockholder of beneficial ownership of shares of such class or series of Capital Stock within the two-year period immediately prior to the Announcement Date, as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification affecting or relating to such class or series of Capital Stock to (y) the Fair Market Value per share of such class or series of Capital Stock on the day immediately preceding the first day in such two-year period on which the Interested Stockholder acquired beneficial ownership of any share of such class or series of Capital Stock, as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification affecting or relating to such class or series of Capital Stock; and

(iv) (if applicable) the highest preferential amount per share to which the holders of shares of such class or series or Capital Stock would be entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation regardless of whether the Business Combination to be consummated constitutes such an event.

The provisions of this Paragraph 2 shall be required to be met with respect to every class or series of outstanding Capital Stock, whether or not the Interested Stockholder has previously acquired beneficial ownership of any shares of a particular class or series of Capital Stock.

(c) The consideration to be received by holders of a particular class or series of outstanding Capital Stock shall be in cash or in the same form as previously has been paid by or on behalf of the Interested Stockholder in connection with its direct or indirect acquisition of beneficial ownership of shares of such class or series of Capital Stock. If the consideration so paid for shares of any class or series of Capital Stock varied as to form, the form of consideration for such class or series of Capital Stock shall be either cash or the form used to acquire beneficial ownership of the largest number of shares of such class or series of Capital Stock previously acquired by the Interested Stockholder.

(d) After the Determination Date and prior to the consummation of such Business Combination: (i) except as approved by a majority of the Continuing Directors, there shall have been no failure to declare and pay at the regular dates therefor any full quarterly dividends (whether or not cumulative) payable in accordance with the terms of any outstanding Capital Stock; (ii) there shall have been no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any stock split, stock dividend or subdivision of the Common Stock), except as approved by a majority of the Continuing Directors; (iii) there shall have been an increase in the annual rate of dividends paid on the Common Stock an necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction that has the effect of reducing the number of outstanding shares of Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors; and (iv) such Interested Stockholder shall not have become the beneficial owner of any additional shares of Capital Stock except as part of the transaction that results in such Interested Stockholder becoming an Interested Stockholder and except in a transaction that, after giving effect thereto, would not result in any increase in the Interested Stockholder’s percentage beneficial ownership of any class or series of Capital Stock.

(e) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) or, any subsequent provision replacing the Exchange Act, shall be mailed to all stockholder of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to the Exchange Act or subsequent provisions). The proxy or information statement shall contain on the first page thereof, in a prominent place, any statement as to the advisability (or inadvisability) of the Business Combination that the Continuing Directors, or any of them, may choose to make and, if deemed advisable by a majority of the Continuing Directors, the opinion of an investment banking firm selected by a majority of the Continuing Directors as to the fairness (or absence thereof) of the terms of the Business Combination from a financial point of view to the holders of the outstanding shares of Capital Stock other than the Interested Stockholder and its Affiliates or Associates, such investment banking firm to be paid a reasonable fee for its services by the Corporation.

(f) Such Interested Stockholder shall not have made any major change in the Corporation’s business or equity capital structure without the approval of a majority of the Continuing Directors.

C. The following definitions shall apply with respect to this Article XI:

1. The term “Business Combination” shall mean:

(a) Any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (i) any Interested Stockholder or (ii) any other company (whether or not itself an Interested Stockholder) which in or after such merger or consolidation would be an Affiliate or Associate of an Interested Stockholder; or

(b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition or security arrangement, investment, loan, advance, guarantee, agreement to purchase, agreement to pay extension of credit joint venture participation or other arrangement (in one transaction or a series of transactions) with or for the benefit of any Interested Stockholder or any Affiliate or Associate of any Interested

Stockholder involving any assets, securities, obligations or commitments of the Corporation, any Subsidiary or any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder which has aggregate Fair Market Value and/or involves aggregate commitments of $2,500,000 or more or constitutes more than 5 percent of the book value of the total assets (in the case of transactions involving assets or commitments other than capital stock) or 5 percent of the shareholders’ equity (in the case of transactions in capital stock) of the entity in question (the “Substantial Part”), as reflected in the most recent fiscal year-end consolidated balance sheet of each entity existing at the time the shareholders of the Corporation would be required to approve or authorize the Business Combination involving the assets, securities, obligations and/or commitments constituting any Substantial Part provided that any arrangement, whether as employee, consultant or otherwise, other than as a director, pursuant to which any Interested Stockholder or any Affiliate or Associate thereof shall, directly or indirectly, have any control over or arrangement of any aspect of the business or affairs of the Corporation, shall be deemed to be a “Business Combination” irrespective of the value test set forth above; or

(c) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation or for any amendment to the Corporation’s By-laws; or

(d) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or otherwise involving an Interested Stockholder) that has the effect, directly or indirectly, of increasing the proportionate share of any class or series of Capital Stock, or any securities convertible into Capital Stock or into equity securities of any Subsidiary, that is beneficially owned by any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

(e) any agreement, contract or other arrangement providing for any one or more of the actions specified in the foregoing clauses (a) to (d).

2. The term “Capital Stock” shall mean all capital stock of the Corporation authorized to be issued from time to time under Article III of these Articles of Incorporation, and the term “Voting Stock” shall mean all Capital Stock which by its terms may be voted on all matters submitted to stockholders of the Corporation generally.

3. The term “person” shall mean any individual, firm, company or other entity and shall include any group comprised of any person and any other person with whom such person or any Affiliate or Associate of such person has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of Capital Stock.

4. The term “Interested Stockholder” shall mean any person (other than the Corporation or any Subsidiary and other than any profit sharing employee stock ownership or other employee benefit plan of the Corporation or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity) who (a) is, or has announced or publicly disclosed a plan or intention to become, the beneficial owner of Voting Stock representing fifteen percent (15%) or more of the votes entitled to be case by the holders of all then outstanding shares of Voting Stock; or (b) is an Affiliate or Associate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner of Voting Stock representing fifteen percent (15%) or more of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock.

5. A person shall be a “beneficial owner” of any Capital Stock (a) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly: (b) which such person or any of its Affiliates or Associates has, directly or indirectly, (i) the right to acquires (whether such right is exercisable immediately or subject to the passage of time).

pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding; or (c) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Capital Stock. For the purposes of determining whether a person is an Interested Stockholder pursuant to Paragraph 4 of this Section C, the number of shares of Capital Stock deemed to be outstanding shall include shares deemed beneficially owned by such person through application of this Paragraph 5 of Section C, but shall not include any other shares of Capital Stock that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

6. The terms “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act as in effect on July 8, 1987 (the term “registrant” in said Rule 12b-2 meaning in this case the Corporation).

7. The term “Subsidiary” means any company of which a majority of any class of equity security is beneficially owned by the Corporation; provided, however, that for the purposes of the definition of Interested Stockholder as set forth in Paragraph 4 of this Section C, the term “Subsidiary” shall mean only a company of which a majority of each class of equity security is beneficially owned by the Corporation.

8. The term “Continuing Director” means (i) any member of the Board of Directors of the Corporation (the “Board of Directors”), while such person is a member of the Board of Directors, who is not an Interested Stockholder or an Affiliate or Associate or representative of the Interested Stockholder and was a member of the Board of Directors prior to the time that the Interested Stockholder became an Interested Stockholder, and (ii) any person who subsequently became a member of the Board of Directors, while such person is a member of the Board of Directors, who is not an

Interested Stockholder or an Affiliate or Associate or representative of the Interested Stockholder, if such person’s nomination for election or election to the Board of Directors to recommended or approved by a majority of the Continuing Directors then in office.

9. The term “Fair Market Value” means (a) in the case of cash, the amount of such cash; (b) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not isted on such Exchange, on the principal United States securities exchange registered under the Exchange Act on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any similar system then in use, or if on such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the Continuing Directors in good faith, and (c) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined in good faith by a majority of the Continuing Directors.

10. In the event of any Business Combination in which the Corporation survives, the phrase “consideration other than cash to be received” as used in Paragraphs 2.a and 2.b of Section II of this Article XI shall include the shares of Common Stock and/or the shares of any other class or series of Capital Stock retained by the holders of such shares.

11. A majority of the Continuing Directors shall have the power and duty to determine for the purposes of this Article XI, on the basis of information known to them after reasonable inquiry, all questions arising under this Article XI, including, without limitation, (a) whether a person is an Interested Stockholder, (b) the number of shares of Capital Stock or other securities beneficially owned by any person, (c) whether a person is an

Affiliate or Associate of another, (d) whether a Proposed Action (as hereinafter defined) is with, or proposed by, or on behalf of an Interested Stockholder or an Affiliate or Associate of an Interested Stockholder, (e) whether the assets that are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of $2,560,000 or more, (f) whether the assets, or securities that are the subject of any Business Combination constitute a Substantial Part, and (g) to what extent an adjustment is appropriate (including an adjustment to paragraph 2 of Section B of this Article XI) in respect of any provision contained within this Article XI as a result of a merger, consolidation, stock split, stock dividend, extraordinary cash dividend, subdivision, reclassification, recapitalisation or similar transaction. Any such determination made in good faith shall be binding and conclusive on all parties. For purposes of this Article XI (including without limitation paragraph 2 of Section B and subparagraph (g) of this Section D of this Article XI), the term “Corporation” including, without limitation, any references to any shares of capital stock of the Corporation or the holders or prices or value of each shares shall be deemed to include any predecessor corporation and the corresponding shares of capital stock of such predecessor corporation and the holders and prices and value of such shares.

E. Nothing contained in this Article XI shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

F. The fact that any Business Combination complies with the provisions of Section B of this Article VIII shall not be construed to impose any fiduciary duty, obligation or responsibility on the Board of Directors, or any member thereof, to approve such Business Combination or recommend its adoption or approval to the stockholders of the Corporation, nor shall such compliance limit, prohibit or otherwise restrict in any manner the Board of Directors, or any member thereof, with respect to a valuations of or actions and responses taken with respect to such Business Combination.

G. For the purposes of this Article XI, a Business Combination or any proposal to amend, repeal or adopt any provision of this Certificate of Incorporation, inconsistent with this Article XI (collectively, “Proposed Action”) is presumed to have been proposed by, or on behalf of, an Interested Stockholder or an Affiliate or Associate of an Interested Stockholder or a person who thereafter would become such if(1) after the Interested Stockholder became such, the Proposed Action in proposed following the election of any director of the Corporation who with respect to such Interested Stockholder, would not qualify to serve as a Continuing Director, or (2) such Interested Stockholder, Affiliate, Associate or person votes for or comments to the adoption of any such Proposed Action, unless as to such Interested Stockholder, Affiliate, Associate or person a majority of the Continuing Directors makes a good faith determination that such Proposed Action is not proposed by or on behalf of such Interested Stockholder, Affiliate, Associate or person, based on information known to them after reasonable inquiry.

H. Notwithstanding any other provision of these Articles of Incorporation or the By-laws of the Corporation (and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law, these Articles of Incorporation or the By-laws of the Corporation), any proposal to amend, repeal or adopt any provision of these Articles of Incorporation inconsistent with this Article XI which is proposed by or on behalf of an Interested Stockholder or an Affiliate or Associate of an Interested Stockholder shall require the affirmative vote of the holders of not less than eighty percent (80%) of the votes entitled to be cast by the holders of all the then outstanding shares of Voting Stock, voting together as a single class, excluding Voting Stock beneficially owned by such Interested Stockholder.

ARTICLE XII

Supermajority Vote

Notwithstanding anything contained in these Articles of Incorporation to the contrary, Article VI, Article VIII, Article IX and Article X hereof shall not be altered, amended or repealed and no provision inconsistent therewith shall be adopted without the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all the stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Notwithstanding anything contained in these Articles of incorporation to the contrary, the affirmative vote of the holders of at last eighty percent (80%) of the voting power of ILLEGIBLE the stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or, adopt any provision inconsistent with or repeal this Article XII.

The foregoing Amended and Restated Articles of Incorporation have been adopted pursuant to Section 607.194 of the Florida General Corporation Act and there is no discrepancy between the Corporation’s Articles of Incorporation as theretofore amended and the provisions of such Amended and Restated Articles of Incorporation other than the inclusion of amendments adopted pursuant to subsection (4) of Section 607.194 of the Florida General Corporation Act and the omission of matters of historical interest.

IN WITNESS WHEREOF, the corporation by its duly authorized officers, has executed these Amended and Restated Articles of Incorporation on this 29th day of December, 1988.

CAESARS WORD, INC.

	By:	/s/ Bruce Hinckley
(SEAL)		Bruce Hinckley, Vice President

	By:	/s/ Philip L. Ball
Philip L. Ball, Secretary

FORM OF

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

OF SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

Pursuant to the provisions of Section 607.047 of the

General Corporation Act

of the State of Florida

We, J. Terrence Lanni, President and Chief Operating Officer, and Phillip L. Ball, Senior Vice President, Secretary and General Counsel, of Caesars World, Inc., a corporation organized and existing under the Florida General Corporation Act, in accordance with the provisions of Section 607.047 thereof, DO HEREBY CERTIFY:

That pursuant to the authority conferred upon the Board of Directors by the Amended and Restated Articles of Incorporation of the said Corporation, the said Board of Directors on January 10, 1989, duly adopted the following resolution creating a series of 250,000 shares of Preferred Stock designated as Series A Junior Participating Preferred Stock:

RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by the Amended and Restated Articles of Incorporation, the Board of Directors does hereby create, authorize and provide for the issuance, upon the exercise of the Rights (as defined in the Rights Agreement dated as of January 10, 1989) of a series of Junior Preferred Stock, $1.00 par value, of the Corporation, to be designated “Series A Junior Participating Preferred Stock” (hereinafter referred to as the “Series A Preferred Stock”), initially consisting of 250,000 shares, and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations and

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restrictions of the Series A Preferred Stock are not stated and expressed in the Amended and Restated Articles of Incorporation, does hereby fix and herein state and express such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows (all terms used herein which are defined in the Amended and Restated Articles of Incorporation shall be deemed to have the meanings provided therein):

Section 1. Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” and the number of shares constituting such series shall be 250,000.

Section 2. Dividends and Distributions.

(A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of each March, June, September and December in each year (each such date being referred to herein as an “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $2.00 or (b) subject to the provision for adjustment hereinafter set forth, 200 times the aggregate per share amount of all cash dividends, and 200 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, par value $.10 per share, of the Corporation (the “Common Stock”) since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred

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Stock. In the event the Corporation shall at any time after January 10, 1989 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $2.00 per share on the Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is an Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A

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Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to 200 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per shares to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

(C) (i) If at any time dividends on any Series A Junior Participating Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend

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periods and for the current quarterly dividend period on all shares of Series A Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series A junior Participating Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) Directors.

(ii) During any default period, such voting right of the holders of Series A Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of shareholders, and thereafter at annual meetings of shareholders, provided that neither such voting right nor the right of the holders of any other series of Preferred Stock, if any, to increase, in certain cases, the authorized number of Directors shall be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) Directors or, if such right is exercised at an annual meeting, to elect two (2) Directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of Directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Preferred Stock.

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(iii) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Board of Directors may order, or any shareholder or shareholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the President, a Vice-President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this subparagraph (iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any shareholder or shareholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this subparagraph (iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the shareholders.

(iv) In any default period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of Directors until the holders of Preferred Stock shall have exercised their right to elect two (2) Directors voting as a class, after the exercise of which right (x) the Directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in paragraph (C)(ii) of this Section 3) be filled by vote of a majority of the remaining Directors therefore elected by the holders of the class of stock which elected the Director whose office shall have become vacant. References in this paragraph (C) to Directors elected by the holders of a particular class of stock shall include Directors elected by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.

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(v) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Preferred Stock as a class shall terminate and (z) the number of Directors shall be such number as may be provided for in the articles of incorporation or by-laws irrespective of any increase made pursuant to the provisions of paragraph (C)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the articles of incorporation or by-laws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors.

(D) Except as set forth herein, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not

(i) declare or pay dividends on, make any other distributions on (other than dividends or distributions in shares of stock junior to the Series A Junior Participating Preferred Stock), or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on (other than dividends or distributions in shares of stock junior to the Series A Junior Participating Preferred Stock) any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior

7

Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock;

(iv) purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective Series A and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

8

Section 6. Liquidation, Dissolution or Winding Up. (A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior participating Preferred Stock shall have received 52 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of sharer of Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 200 (as appropriately adjusted as set forth in subparagraph C below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Stock and Common Stock, respectively, holders of Series A Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

(B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

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(C) In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such even.

Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to ILLEGIBLE times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. Optional Redemption. (A) The Company shall have the option to redeem the whole or any part of the Series A Junior Participating Preferred stock

10

at any time at a redemption price equal to, subject to the provisions for adjustment hereinafter set forth, 200 times the “current per share market price” of the Common Stock on the date of the mailing of the notice of redemption, together with unpaid accumulated dividends to the date of such redemption. In the event the Company shall at any time after January 10, 1989, (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (ii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were otherwise entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. The “current per share market price” on any date shall be deemed to be the average of the closing price per share of such Common Stock for the 10 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to tracing on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted the average of the high bid and low asked prices in the over the-counter market, as reported by the National Associations of Securities Dealers, Inc. Automated Quotation System (“NASDAQ”) or such other system then in use or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company. If on such date no such market maker is making a market in the Common Stock, the

11

fair value of the Common Stock on such date as determined in good faith by the Board of Directors of the Company shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in the State of New York are not authorized or obligated by law or executive order to close.

(B) Notice of any such redemption shall be given by mailing to the holders of the Series A Junior Participating Preference Stock a notice of such redemption, first class postage prepaid, not later than the thirtieth day and not earlier than the sixtieth day before the date fixed for redemption, at their last address as the same shall appear upon the books of the Company. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the shareholder received such notice, and failure duly to give such notice by mail, or any defect in such notice, to any holder of Series A Junior Participating Preferred Stock shall not affect the validity of the proceedings for the redemption of such Series A Junior Participating Preferred Stock.

(C) If less than all the outstanding shares of the Series A Junior Participating Preference Stock are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors and the shares to be redeemed shall be determined by lot or pro rata or in such fair and equitable other manner as may be prescribed by resolution of the Board of Directors.

(D) The notice of redemption to each holder of Series A Junior Participating Preference Stock shall specify (a) the number of shares of Series A Junior Participating Preference Stock of such holder to be redeemed, (b) the date fixed for redemption, (c) the redemption price and (d) the place of payment of the redemption price.

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(E) If any such notice of redemption shall have been duly given or if the Company shall have given to the bank or trust company hereinafter referred to irrevocable written authorization promptly to give or complete such notice, and if on or before the redemption date specified therein the funds necessary for such redemption shall have been deposited by the Company with the bank or trust company designated in such notice, doing business in the United States of America and having a capital, surplus and undivided profits aggregating at least $25,000,000 according to its last published statement of condition, in trust for the benefit of the hold-era of Series A Junior Participating Preferred Stock called for redemption, then, notwithstanding that any certificate for such shares so called for redemption shall not have been surrendered for cancellation, from and after the time of such deposit all such shares called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith cease and terminate, except the right of the holders thereof to receive from such bank or trust company at any time after the time of such deposit the funds so deposited, without interest, and the right to exercise, up to the close of business on the fifth day before the date fixed for redemption, all privileges of conversion or exchange if any. In case less than all the shares represented by any surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. Any interest accrued on such funds shall be paid to the Company from time to time. Any funds so deposited and unclaimed at the end of six years from such redemption date shall be repaid to the Company, after which the holders of shares of Series A Junior Participating Preferred Stock called for redemption shall look only to the Company for payment thereof: provided that any funds so deposited which shall not be required for redemption because of the exercise of any privilege of conversion or exchange subsequent to the date of deposit shall be repaid to the Company forthwith.

Section 9. Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

Section 10. Amendment. So long as any shares of Series A Junior Participating Preferred Stock are outstanding, the amended and Restated Articles of Incorporation of the Corporation shall not be further amended

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in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

Section 11. Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holders fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

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IN WITNESS WHEREOF, we have executed and subscribed this Certificate and do affirm the foregoing as true under the penalties of perjury this 10th day of January 1989.

/s/ ILLEGIBLE
President and Chief Operating Officer

Attest:

/s/ ILLEGIBLE
Senior Vice President, Secretary and General Counsel

State of California:
ss.
County of Los Angeles:

Before me appeared J. Terrence Lanni, the President and Chief Operating Officer of Caesars World, Inc., and Phillip L. Ball, Senior Vice President, Secretary and General Counsel of Caesars World, Inc., both known to me, who did declare that they were such officers of Caesars World, Inc. and that they executed the foregoing on behalf of Caesars World, Inc. for the purposes stated therein.

/s/ ILLEGIBLE
Notary Public

My commission expires: 7.24.92	OFFICIAL SEAL OF
BEVERLY M. KAMPS
NOTARY PUBLIC - CALIFORNIA LOS ANGELES COUNTY

15

ARTICLES OF MERGER

OF

ITT FLORIDA ENTERPRISES, INC.

(a Florida corporation)

WITH AND INTO

CAESARS WORLD, INC.

(a Florida corporation)

These Articles of Merger are hereby submitted for filing pursuant to Section 607.1105 of the Florida Business Corporation Act (the “Act”);

1. ITT Florida Enterprises, Inc., a Florida corporation (the “Parent”), shall merge (the “Merger”) with and into Caesars World, Inc., a Florida corporation (the “Subsidiary”), and the Subsidiary shall be the surviving corporation (the “Surviving Corporation”).

2. The Short Form Agreement and Plan of Merger dated as of January 30, 1995 (the “Plan”) relating to the Merger was adopted in accordance with Section 607.1104 of the Act by the Board of Directors of the Parent on December 15, 1994. No approval by the shareholders of the Subsidiary is required. The sole shareholder of the Parent approved and adopted the Plan in accordance with Section 607.1104(l)(a) of the Act on January 26, 1995.

3. The Merger shall become effective upon the filing of these Articles of Merger by the Department of State of the State of Florida (the “Effective Time”).

4. The Merger shall be carried out in accordance with the Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.

IN WITNESS WHEREOF, these Articles of Merger have been executed on behalf of the constituent corporations by their authorized officers as of March 2, 1995.

ITT FLORIDA ENTERPRISES, INC.,

by	/s/ Walter F. Diehl
	Name:	Walter F. Diehl, Jr.
	Title:	Vice President

CAESARS WORLD, INC.,

by	/s/ Philip L. Ball
	Name:	Philip L. Ball
	Title:	Secretary

ILLEGIBLE

EXHIBIT A

SHORT FORM AGREEMENT AND PLAN OF MERGER

OF

ITT FLORIDA ENTERPRISES, INC.,

a Florida Corporation.

INTO

CAESARS WORLD, INC.,

a Florida Corporation

THIS SHORT FORM AGREEMENT AND PLAN OF MERGER, dated as of January 30, 1995 between ITT FLORIDA ENTERPRISES, INC., a Florida corporation (the “Parent”), and CAESARS WORLD, INC., a Florida corporation (the “Subsidiary”).

W I T N E S S E T H:

WHEREAS the Parent desires to merge with and into the Subsidiary (the “Merger”), with the Subsidiary being the surviving corporation (the “Surviving Corporation”), upon the terms, and subject to the conditions, set forth in this Short Form Agreement and Plan of Merger (the “Plan”) and as further contemplated in the Agreement and Plan of Merger dated as of December 19, 1994, among ITT Corporation, a Delaware corporation and sole shareholder of the Parent (“ITT”), the Parent and the Subsidiary:

WHEREAS the Parent owns approximately 93.7% of the Subsidiary’s outstanding common stock; and

WHEREAS the Board of Directors of the Parent has determined that it is advisable that the Parent be merged into the Subsidiary, on the terms and conditions set forth herein and in accordance with § 607.1104 of the Florida Business Corporation Act (the “Act”).

NOW, THEREFORE, in consideration of the promises and of the mutual agreements, covenants, and provisions contained herein, the parties agree as follows:

ARTICLE I

THE MERGER

SECTION 1.01. The term “Effective Date” shall mean the date the articles of merger with respect to the Merger (the “Articles of Merger”) are filed by the Department of State of the State of Florida.

SECTION 1.02. On the Effective Date, the Parent shall be merged with and into the Subsidiary. The separate existence of the Parent shall cease at the Effective Date and the existence of the Subsidiary shall continue unaffected and unimpaired by the Merger with all the rights, privileges, immunities, and franchises, of a public as well as of a private nature, and subject to all the duties and liabilities of corporations organized under the laws of the State of Florida.

SECTION 1.03. The Plan has been approved by the Directors and sole shareholder of the Parent in accordance with § 607.1104 of the Act. The Parent shall deliver notice of the Merger, together with a copy of the Plan, to the shareholders of the Subsidiary. In accordance with §607.1104 of the Act, the Parent shall not deliver the Articles of Merger to the Florida Department of State for filing until at least ILLEGIBLE days after such notice is mailed (unless all the remaining shareholders of the Subsidiary waive such notice in writing)

ARTICLE II

EFFECTS OF THE MERGER

At the Effective Date, the subsidiary shall possess all the rights, privileges, immunities, and franchises both a public and private nature of the Parent, and shall be responsible and liable for all liabilities and obligations of the Parent all as more particularly set forth in § 607.110 of the Act

ARTICLE III

EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE

CONSTITUENT CORPORATIONS; EXCHANGE OF CERTIFICATES

SECTION 3.01. Effect on Capital Stock. As of the Effective Date, by virtue of the Merger and without any action on the part of the holder of any shares of Common Stock of the Subsidiary, par value $0.10 per share including the associated junior participating preferred stock purchase rights) (the “Shares”) or any shares of capital stock of the Parent.

(a) Capital Stock of the Parent. Each share of the capital stock of the Parent issued and outstanding immediately prior to the Effective Date shall be converted into and become one fully paid and nonassessable share of Common Stock, par value $.10 per share of the Surviving Corporation

(b) Cancellation of Treasury Stock and Stock Owned by ITT Corporation. Each Share list is owned by the Subsidiary or by any subsidiary of the Subsidiary and each Share that is owned by ITT, the Parent or any other subsidiary of ITT shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor

(c) Conversion of Common Stock. Subject to Section 3.01 (d) below each issued and outstanding Share (other than Shares to be canceled on accordance with Section 3.01(b) above shall be converted into the right to receive from the Surviving Corporation $67.50 in cash, without interest the “Consideration”). As of the Effective Date, all such Shares shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist and each holder of a certificate representing any such Shares shall cease to have any rights with respect thereto, except the right to receive the Consideration.

(d) Shares of Dissenting Shareholders. Notwithstanding anything in the Plan to the contrary, any issued and outstanding Shares held by a person who objects to the Merger (a “Dissenting Shareholder”) and complies with all the provisions of the Act concerning the right of holders of Shares to dissent from the Merger and require appraisal of their Shares (“Dissenting Shares”) shall not be converted as described in Section 3.01(c) above but shall become the right to receive such consideration as may be determined to be due to such Dissenting Shareholder pursuant to the laws of the State of Florida. If after the Effective Date, such Dissenting Shareholder withdraws his demand for appraisal or fails to perfect or otherwise loses his right of appraisal, in any case pursuant to the Act, his Shares shall be deemed to be converted as of the Effective Date into the right to receive the Consideration, without interest

SECTION 3.02. Exchange of Certificates (a) Exchange Procedure. Bankers Trust Company as exchange agent (the “Exchange Agent”), shall mail to each holder of record of a certificate or certificates (“the Certificates”) whose shares will be converted at the Effective Date into the right to receive the Consideration pursuant to Section 3.01(i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as the Parent may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Consideration. Upon surrender of a Certificate for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by the Parent, together with such letter of transmittal duly executed, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor the Consideration for such Shares or, if such surrender takes place on or after the Effective Date, the amount of cash into which the Shares theretofore represented by such Certificate shall have been converted pursuant to Section 3.01, and the Certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of Shares that is not registered in the transfer records of the Subsidiary, payment may be made to a person other than the person in whose name the Certificate so surrendered is registered, if such Certificate shall be properly endorsed or otherwise is in proper form for transfer and the person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of such Certificate or establish to the satisfaction of the parent that such tax has been paid or is not applicable. Until surrendered as contemplated by this Section 3.02, each Certificate shall be deemed at any time after the Effective Date to represent cash, without interest, into which the Shares theretofore represented by such Certificate shall have been converted pursuant to Section 3.01. No interest will be paid or will accrue on the cash payable upon the surrender of any Certificate.

(b) No Further Ownership Rights in Shares. All cash paid upon the surrender of Certificates in accordance with the terms of this Article III shall be deemed to have been paid in full satisfaction of all rights pertaining to the Shares represented or theretofore represented by such Certificates, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the Shares which were outstanding immediately prior to the Effective Date. If, after the Effective Date, Certificates are presented to the Surviving Corporation or the Exchange Agent for any reason, they shall be cancelled and exchanged as provided in this Article III, except as otherwise provided by law.

(c) No Liability. None of the Parent, the Subsidiary or the Exchange Agent shall be liable to any person in respect of any cash delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

SECTION 3.03 Effective on Stock Options. As of the Effective Date, by virtue of the Merger and without any action on the part of the holder of any stock options:

(a) Stock Options. Each stock option to purchase Shares (a “Stock Option”), if any, outstanding immediately prior to the Effective Date and heretofore granted under any stock option, stock appreciation rights or stock purchase plan, program or arrangement or other option agreement or contingent stock grant plan of the Subsidiary shall be canceled in exchange for the right to receive from the Surviving Corporation an amount in cash equal to the product of (i) the number of Shares subject to such Stock Option immediately prior to the Effective Date and (ii) the excess of $67.50 over the per share exercise price of the Stock Option.

(b) No Further Rights. All cash paid upon the cancellation of Stock Options in accordance with the terms of this Article III shall be deemed to be paid in full satisfaction of all rights pertaining thereto.

ARTICLE IV

DISSENTERS’ RIGHTS

Holders of Shares who, except for the applicability of § 607 1104 of the Act, which provides that a vote of the Subsidiary’s shareholders is not required to approve the Merger, would be entitled to vote on the Merger and who wish to dissent thereto, are entitled if the shareholder complies with the provision of § 607 1320 of the Act regarding the procedures for exercise of dissenters’ rights, to be paid the fair value of such shareholder’s Shares.

ARTICLE V

EXPENSES

The Parent shall pay all expenses of accomplishing the Merger.

ARTICLE VI

AMENDMENT

At any time before the Article of Merger are filed by the Florida Department of State, the Directors of the Parent may amend this Plan.

ARTICLE VII

TERMINATION

If for any reason consummation of the Merger is inadvisable in the opinion of the Board of Directors of the Parent, this Plan may be terminated at any time before the Effective Date by resolution of the Board of Directors of the Parent. Upon termination as provided herein, this Plan shall be void and of no further force or effect and there shall be no liability by reason of this Plan or the termination hereof on the part of the Parent or the Subsidiary, or their direction officers, employees, agents, or shareholders.

IN WITNESS WHEREOF, the parties have set their hands this 30th day of January 1995.

ITT FLORIDA ENTERPRISES, INC.,

By	/s/ Walter F. Diehl, Jr.
	Name:	Walter F. Diehl, Jr.
	Title:	Vice President

CAESARS WORLD, INC.,

By	/s/ Philip L. Ball
	Name:	Philip L. Ball
	Title:	Secretary

AMENDED AND

RESTATED ARTICLES OF INCORPORATION

OF

CAESARS WORLD, INC.

Originally Incorporated

On

June 4, 1958

as Lum’s Bar, Inc.

To:	Department of State
Tallahassee, Florida 32304

Pursuant to the provisions of Section 607.1006 of the Florida Business Corporation Act, the undersigned Corporation, pursuant to a resolution duly adopted by its sole shareholder on March 2, 1995 and by its board of directors, hereby adopts the following amended and restated Articles of Incorporation, which contain amendments duly adopted pursuant to subsection (4) of Section 607.1006:

ARTICLE I

Name of Corporation

The name of the Corporation shall be CAESARS WORLD, INC.

ARTICLE II

General Nature of Business

The general nature of the business and the subjects and purposes proposed to be transacted and carried on are to transact any and all lawful business for which corporations may be incorporated under the Florida Business Corporation Act or any successor statute.

ARTICLE III

Capital Stock

The total authorized stock of the Corporation shall be Fifty Million (50,000,000) shares of Common Stock, par value $.10 per share, and One Million (1,000,000) shares of Preferred Stock, par value $1.00 per share. The whole or any part of the capital stock of the Corporation shall be paid for in lawful money of the United States of America, or in property, labor, assignment or service at a just valuation that shall be fixed by the Directors. Property or labor may be purchased with the capital stock at such valuation as shall be fixed by the Directors.

The relative rights, voting power, preferences and restrictions of the shares of each class of stock which are fixed by the Articles of Incorporation, and the express grant of authority to the Board of Directors of the Corporation (hereinafter referred to as the “Board of Directors”) to fix by resolution or resolutions certain rights, voting power, preferences and restrictions, are as follows:

PREFERRED STOCK

1. The 1,000,000 shares of Preferred Stock may be issued from time to time in one or more series, each of which series shall have such relative rights, voting power, preferences and restrictions as are stated herein and in the resolutions providing for the issuance of such series adopted by the Board of Directors as hereinafter provided.

2. Authority is hereby expressly granted to the Board of Directors, subject to the provisions of this Article III, to authorize, from time to time, the issuance of one of more series of Preferred Stock, and to fix with respect to each series:

(a) The distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

(b) The dividend rate or rates to which shares of such series shall be entitled; the restrictions, conditions and limitations upon the payment of such dividends; whether such dividends shall be cumulative and, if cumulative, the date or dates from which such dividends shall be cumulative and the dates on which such dividends if declared shall be payable;

(c) The manner of selecting shares for redemption, the redemption price or prices, the manner of redemption and the effect thereof;

(d) The amount payable on shares of such series in the event of any liquidation, dissolution or winding up of the Corporation, which amount may vary at different dates and may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary;

(e) The obligation, if any, of the Corporation to maintain, a purchase retirement or sinking fund for shares of such series and the provisions with respect thereto:

(f) The terms and conditions of the rights, if any, of the holders of shares of such series to convert such shares into shares of Common Stock, or of another series of Preferred Stock, of the Corporation;

(g) The terms and conditions of the rights if any, of the holders of shares of such series to vote such shares;

(h) Any other rights, preferences power and restrictions not inconsistent with applicable law or the provisions hereof;

3. All shares of any one series of Preferred Stock shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative. All series of Preferred Stock shall be of equal rank and identical in all respects, except as permitted by the foregoing provisions of paragraph 2 of this Article III.

4. The holders of the Preferred Stock of each series shall be entitled to receive dividends in cash, when and as declared by the Board of Directors, as permitted by the Florida Business Corporation Act, at such rate as may be specified in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series, payable on such dates as may be fixed by the Board of Directors. No dividends, whether in cash or property, shall be paid or declared, nor shall any distribution be made, in any year on the Common Stock unless and until the full dividends on the Preferred Stock or all series required to be paid in that year have been paid or declared, and if declared, a sum sufficient for the payment thereof has been set apart. In addition, so long as there shall be outstanding any shares of Preferred Stock of any series entitled to cumulate dividends pursuant to the resolution or resolutions providing for the insurance of such series, no dividends, whether in cash or property shall be paid or declared, nor shall any distribution be made on the Common Stock nor shall any shares of Common Stock be purchased, redeemed or otherwise acquired for value by the Corporation, unless the full cumulative dividends on the Preferred Stock of all series entitled to cumulative dividends for all past dividend periods and for the then current dividend period shall have been paid or declared, and if so declared, a sum sufficient for the payment thereof set apart, and the Corporation shall have set aside all amounts, if any, theretofore required to be set aside as and for a purchase, retirement or sinking fund, if any, for the Preferred Stock of all series for the then current year and all defaults, if any, in complying with any such purchase, retirement or sinking fund requirement in respect of previous years shall have been made good. The foregoing provisions of this Paragraph 4 shall not, however, apply to a dividend payable in Common Stock or to the acquisitions of shares of Common Stock in exchange for, or through application of the proceeds of the sale of, shares of Common Stock.

5. The holders of the Preferred Stock of each series shall be entitled in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, to be paid as a liquidating dividend, before any distribution or payment is made to the holders of any Common Stock, the amount per share provided for in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series. When such payment shall have been made in full to the holders of the Preferred Stock, they shall have no further rights in respect of their shares or the assets of the Corporation. If upon any liquidation or dissolution or winding up of the Corporation the assets available for distribution shall be insufficient to pay the holders of all outstanding shares of Preferred Stock the full amounts to which they respectively shall be entitled, the holders of the shares of the Preferred Stock of all series shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable in respect of the Preferred Stock of all series were paid in full. Neither the statutory merger nor consolidation of the Corporation into or with any other corporation, nor the statutory merger or consolidation of any other corporation into or with the Corporation, nor a sale, transfer or lease of all or any part of the assets of the Corporation, shall be deemed a liquidation, dissolution or winding up of the Corporation within the meaning of this Paragraph 5.

6. The Corporation at the option of the Board of Directors may at any time redeem the whole or from time to time may redeem any part of any series of Preferred Stock for the consideration provided in and in accordance with the terms and conditions of the resolution or resolutions of the Board or Directors, providing for the issuance of such series.

COMMON STOCK

7. Subject to the foregoing provisions, such dividends (payable in cash, shares or otherwise) as may be determined by the Board of Directors may be declared and paid on the Common Stock from time to time in accordance with the Florida General Corporation Act, and no one shall be entitled to share in those dividends by reason of being a holder of Preferred Stock of any series.

8. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, all assets and property remaining after discharging the debts and liabilities of the Corporation and after paying all amounts payable upon liquidation to the holders of Preferred Stock then outstanding, shall be distributed to the holders of the Common Stock according to their respective shares.

VOTING

9. Except as provided in Paragraph 12, at all meetings of Stockholders of the Corporation, each holder of record of Common Stock shall be entitled to one vote for each share of Common Stock held by him, and each holder of record of Preferred Stock shall have such voting rights, if any, as may be provided in resolutions adopted by the Board of Directors providing for the issuance of each series.

GENERAL

10. Nothing herein contained shall be deemed to prevent the Corporation from purchasing, either in the open market or at a private sale, at any time or from time to time, the whole or any part of its outstanding Preferred Stock at any price or prices.

11. No stockholder of the Corporation shall, by reason of his holding shares of any class or series of stock of this Corporation, have any pre-emptive or other right to purchase any shares of any class or series of stock of this Corporation whether by reason of the sale for cash of new stock of the same kind, class or series as that which the stockholder already holds, or otherwise.

12. Notwithstanding anything to the contrary in these Articles, if any governmental authority, including any governmental authority engaged in regulating gaming activities, which has jurisdiction over the Corporation or any subsidiary of the Corporation determines that any shareholder of the Corporation (including any beneficial owner of stock owned of record by another firm or person) is not licensable, qualified or suitable to be a shareholder of the Corporation, or if any governmental authority determines that a shareholder of the Corporation is required to obtain a license or be found suitable or qualified to be a shareholder of the Corporation and the shareholder does not promptly (and in any event within any period specified by the governmental authority or by any applicable law or regulation) apply for a license or to be found suitable or qualified, (i) beginning on the day the governmental authority makes the determination, or such later date as is fixed by the governmental authority, until the determination of the governmental authority is revoked or the shareholder is licensed or found suitable or qualified, the shareholder will not be entitled to receive any dividends, to exercise, directly or indirectly, any voting rights, or to exercise, directly or indirectly, any other rights of a shareholder, with regard to any stock of the corporation owned of record or beneficially by that shareholder, and no stock owned of record or, to the knowledge of the Corporation, beneficially by that shareholder will be treated as outstanding for the purpose of determining the number of shares entitled to vote, or required for there to be a quorum, at any meeting of shareholders, (ii) the shareholder will be required to dispose of all stock of the Corporation which the shareholder owns of record or of which the shareholder is the beneficial owner, within 30 days after the Corporation notifies the shareholder of the determination of the governmental authority, and (iii) beginning on the 30th day after the day on which the Corporation notifies the shareholder of the determination of the governmental authority, the Corporation will have the option to redeem at any time, or from time to time, until the determination of the governmental authority is revoked or the shareholder becomes licensed or is found qualified or suitable, any or all of the stock of the Corporation which the shareholder owns of record or of which the shareholder is the beneficial owner, at the price per share which is the lower of (a) the fair market value of a share of stock of the class to be redeemed on the day the Corporation notifies the shareholder of the determination of the governmental authority, or (b) the fair market value of a share of stock of the class to be redeemed on the day the Corporation notifies the shareholder of the Corporation’s election to redeem the stock. For the purposes of this Paragraph 12. (i) the fair market value of a share of a class of stock of the Corporation on a day will be (A) the last reported price at which stock of that class is traded on that day on the principal market for stock of that class (whether that is a stock exchange, an automated quotation system or another organized market) or (B) if the stock of that class is not traded in an organized market, the fair market value of a share of stock of that class as determined in good faith by the Corporation’s Board of Directors, based upon an evaluation provided by an investment banking firm or other expert in valuing securities, and (ii) a notice of a determination of a governmental authority or of an election to redeem stock will be deemed given to a shareholder on the day when it is mailed by first class mail to the shareholder at the address shown on the stock records of the Corporation, or, if the shareholder is a beneficial but not a record owner of stock of the Corporation, at any address of the shareholder shown on any report or other item filed with the Securities and Exchange Commission or any successor to that agency, or at the address shown on the stock records of the Corporation of any record owner of any stock of the Corporation of which the shareholder is a beneficial owner. The Corporation will be entitled to injunctive relief in any court of competent jurisdiction to enforce the provisions of this Paragraph 12 and each holder of stock of the Corporation will be deemed to have acknowledged by acquiring or retaining stock of the Corporation that failure to comply with this Paragraph 12 will expose the Corporation to irreparable injury for which there is no adequate remedy at law and that the Corporation is entitled to injunctive relief to enforce the provisions of this Paragraph 12.

ARTICLE IV

Amount of Capital with which to Begin Business

The amount of capital with which this corporation will commence business shall be no lees than Five Hundred Dollars ($500.00), the amount of which is fully paid.

ARTICLE V

Term

The term for which this Corporation shall exist shall be perpetual.

ARTICLE VI

Written Comment

1. Any action required to be taken at any annual or special meeting of shareholders of this Corporation, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If any class of shares is entitled to vote thereon as a class, such written consent shall be required of the holders of a majority of the shares of each class of shares entitled to vote as a class thereon and of the total shares entitled to vote thereon.

2. Within ten (10) days after obtaining such authorization by written consent, notice must be given to those shareholders who have not consented in writing. The notice shall fairly summarize the material features of the authorized action and, if the action be a merger, consolidation or sale or exchange of assets for which ILLEGIBLE rights are provided under the Florida Business Corporation Act, the notice shall contain a clear statement of the right of shareholders dissenting therefrom to be paid the fair value of their shares upon compliance with further provisions of said Act regarding the rights of dissenting shareholders.

3. In the event that the action to which the Shareholders consent is such as would have required the filing of a certificate under any other section of the Florida Business Corporation Act, if such action had been voted on by shareholders at a meeting thereof, the certificate filed under such other section shall state written consent has been given in accordance with the provisions of the Florida Business Corporation Act.

ARTICLE VII

Number of Directors

1. The number of Directors of this corporation shall be the number as shall be set forth in a Bylaw of this Corporation duly adopted by the Directors of this Corporation which shall be not less than three (3) and not more than fifteen (15). Until amended by the Board of Directors, the number of Directors shall be set at twelve (12). Subject to Article VII, Section 2 of these Articles, Directors shall be elected annually at the annual shareholders meeting and shall hold office until the next annual meeting and until their successors shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

2. Anything to the contrary in this Article VII notwithstanding, any Director of the Corporation previously elected as a Class I, Class II or Class III Director and serving as a Director on March 2, 1995, shall continue to serve as a director until the expiration of the original term of such Class, subject to prior death, resignation, retirement, disqualification or removal from office. Upon the expiration or earlier termination of such terms. Directors shall be elected in accordance with Article VII, Section 1 above.

3. Any vacancy on the Board of Directors, howsoever resulting, may be filled by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum. Any Director elected to fill a vacancy shall hold office only until the next election of Directors by the shareholders.

ARTICLE VIII

Election of Directors by Holders of Preferred Stock

Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terns of these Articles of Incorporation or the resolution or resolutions adopted by the Board of Directors pursuant to Article III applicable thereto.

ARTICLE IX

Removal of Directors

Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, any or all of the directors of the Corporation may be removed from office at any time by the affirmative vote of the holders of eighty percent (80%) of the outstanding stock of the Corporation then entitled to vote generally for the election of directors, considered for purposes of this Article IX as one class.

ARTICLE X

Amendment of By - Laws

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend, change, add to or repeal the By-laws of the Corporation. In addition, the By-laws of the Corporation may be adopted, repealed, altered, amended or rescinded by the affirmative vote of eighty percent (80%) of the outstanding stock of the Corporation entitled to vote thereon. In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the statutes of Florida, these Articles of Incorporation, and any By-laws adopted by the shareholders; provided, however, that no By-laws hereafter adopted by the shareholders shall invalidate any prior act of the directors which would have been valid if such By-laws had not been adopted.

The foregoing Amended and Restated Articles of Incorporation have been adopted pursuant to Section 607.1006 of the Florida BusinessCorporation Act and there is no discrepancy between the Corporation’s Articles of Incorporation as theretofore amended and the provisions of these Amended and Restated Articles of Incorporation other than the inclusion of amendments adopted pursuant to subsection (4) of Section 607.1006 of the Florida BusinessCorporation Act and the omission of matters of historical interest.

IN WITNESS WHEREOF, the Corporation by its duly authorized officers, has executed these Amended and Restated Articles of Incorporation on this 2nd day of March, 1995.

CAESARS WORLD, INC.

(SEAL)	By:	/s/ Bruce C. Hinckley
Bruce C. Hinckley, Vice president

	By:	/s/ Philip L. Ball
Philip L. Ball, Secretary